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                                                                   Exhibit 10.13


                      SERIES F CONVERTIBLE PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT
                      ------------------------------------


       This Agreement (the "Agreement"), dated as of June 28, 1996, is entered into by and among ASCENT PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), holders of the existing capital stock of the Company and the First Purchasers listed on EXHIBIT A hereto (the "First Purchasers"). The First Purchasers and any subsequent purchasers of Series F Preferred (as defined in Section 1.1) who are made parties to this Agreement pursuant to Section 1.3 hereof (each a "Subsequent Purchaser") are collectively referred to herein as the "Purchasers." The First Purchasers, together with any Subsequent Purchasers, the holders of Series A Preferred (as defined in Section 3.2), Series B Preferred (as defined in Section 3.2), Series D Preferred (as defined in Section 3.2), Series E Preferred (as defined in Section 3.2), Warrants (as defined in
Section 3.2) and any person or entity to whom rights are transferred under this Agreement pursuant to Section 9 hereof, are sometimes collectively referred to herein as the "Stockholders."

       In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

       1.     Authorization and Sale of Shares and Warrants.
              ---------------------------------------------

              1.1 AUTHORIZATION. The Company has, or on or before the First Closing (as defined in Section 2.2) will have, duly authorized the sale and issuance of up to 1,892,308 shares of its Series F Convertible Preferred Stock, $.00004 par value per share (the "Series F Preferred"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation of the Company attached hereto as EXHIBIT B (the "Amended and Restated Certificate"), and warrants to purchase up to an aggregate of 756,924 shares of common stock, $.00004 par value per share (the "Common Stock"), at an exercise price of $6.50 per share, subject to adjustment as provided therein, substantially in the form attached hereto as EXHIBIT C (the "Series F Common Warrants"). The Company has, or on or before the First Closing will have, adopted and filed the Amended and Restated Certificate with the Secretary of State of the State of Delaware.

              1.2 SALE OF AND COMMITMENT TO PURCHASE SHARES AND SERIES F COMMON WARRANTS BY FIRST PURCHASERS. On and subject to the terms and conditions of this Agreement, each First Purchaser



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agrees and commits to invest in Series F Preferred the total dollar amount set forth opposite such First Purchaser's name on EXHIBIT A under the heading "Total Commitment Amount" (the sum of the Total Commitment Amounts of all First Purchasers being referred to herein as the "First Purchaser Total Commitment Amount"); provided, however that in no event shall the First Purchaser Total Commitment Amount exceed $12,000,001. At the First Closing each First Purchaser shall purchase from the Company, for a cash purchase price equal to the portion of such First Purchaser's Total Commitment Amount as is set forth opposite such First Purchaser's name on EXHIBIT A under the heading "Funded Amount at First Closing" (the "First Closing Funded Amount") (it being understood that the percentage that a First Purchaser's First Closing Funded Amount bears to such First Purchaser's Total Commitment Amount may not be the same for all First Purchasers), and the Company shall sell and issue to each of the First
Purchasers:

                     (a) the number of shares of Series F Preferred as is set forth opposite such First Purchaser's name on EXHIBIT A under the heading "Number of First Shares Purchased at First Closing" (it being understood that such amount is equal to a fraction, the numerator of which shall be such First Purchaser's First Closing Funded Amount and the denominator of which shall be $6.50) (the "First Shares");

                     (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is set forth opposite such First Purchaser's name on EXHIBIT A under the heading "Number of First Purchaser Total Commitment Warrants Issued at First Closing" (it being understood that such amount is equal to a fraction, the numerator of which shall be equal to the product of such First Purchaser's First Purchaser Total Commitment Amount and 0.1, and the denominator of which shall be $6.50) (the "First Purchaser Total Commitment Warrants"); and

                     (c) a Series F Common Warrant to purchase the number of shares of Common Stock as is set forth opposite such First Purchaser's name on EXHIBIT A under the heading "Number of First Purchaser Funded Amount Warrants Issued at First Closing" (it being understood that such

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                            amount is equal to a fraction, the numerator of
                            which shall be equal to the product of such First Purchaser's First Closing Funded Amount and 0.3, and the denominator of which shall be $6.50) (the "First Purchaser Funded Amount Warrants").

              1.3 SALE OF AND COMMITMENT TO PURCHASE SHARES AND SERIES F COMMON WARRANTS BY SUBSEQUENT PURCHASER(S).

              On and subject to the terms and conditions of this Agreement, during the 30 day period commencing on the date of the First Closing (which period may be extended by the Company for up to an additional 60 days) (the "Subsequent Purchaser Acceptance Period"), the Company may (on one or more occasions), but shall not be obligated to, obtain additional commitments to invest in Series F Preferred ("Additional Total Commitment Amounts") from additional investors; PROVIDED, HOWEVER, that in no event may the sum of (x) the First Purchaser Total Commitment Amount and (y) the total of all Additional Total Commitment Amounts exceed $12,000,001. Each party who desires to make such a commitment shall execute and deliver an appropriate counterpart signature page to this Agreement substantially in the form of EXHIBIT D (a "Subsequent Purchaser Signature Page") which shall set forth the Additional Total Commitment Amount of such party. From and after the execution and delivery by such party of a Subsequent Purchaser Signature Page, each such party shall be deemed a Subsequent Purchaser hereunder, shall be deemed a party to this Agreement and shall be deemed to have committed to invest in Series F Preferred and Series F Common Warrants an amount equal to such Subsequent Purchaser's Additional Total Commitment Amount. Each Purchaser hereby authorizes the Company to make appropriate amendments to EXHIBIT A and Schedule 1.5 following each Subsequent Purchaser First Closing (as defined below) to reflect the Subsequent Purchasers, their status as Priority Purchasers (as defined in Section 1.5), their Additional Total Commitment Amounts and the number of Shares and Warrants purchased at their Subsequent Purchaser First Closings, which amendments to EXHIBIT A and Schedule 1.5 shall be binding upon all Purchasers absent manifest error. At each first closing for any Subsequent Purchaser(s) (each, a "Subsequent Purchaser First Closing"), each Subsequent Purchaser shall purchase from the Company, for a cash purchase price agreed by the Company and such Subsequent Purchaser and set forth on the Subsequent Purchaser Signature Page executed by such Subsequent Purchaser (which amount shall be such Subsequent Purchaser's "Subsequent Purchaser First Closing Funded Amount"),


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and the Company shall sell and issue to each Subsequent Purchaser funding for the first time at such Subsequent Purchaser First Closing:

              (a) the number of shares of Series F Preferred as is equal to such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount divided by $6.50 (the "Subsequent Purchaser First Shares");

              (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Additional Total Commitment Amount and 0.1, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Total Commitment Warrants"); and

              (c) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount and 0.3, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Funded Amount Warrants").

              1.4 FOLLOW-ON FUNDING CLOSING(S) BY PURCHASERS. On and subject to the terms and conditions of this Agreement, following the expiration of the Subsequent Purchaser Acceptance Period and on or prior to June 30, 1997, the Company may, at its option, at one or more additional fundings as specified in
Section 2.4 (each a "Follow-On Funding Closing"), require the Purchasers to provide additional funding to the Company (the aggregate amount to be funded at a Follow-On Funding Closing being referred to as the "Call Amount"); provided, however, that the Call Amount may not exceed the excess of (x) $12,000,001 over
(y) the total amount previously invested by the Purchasers at all prior closings pursuant to this Agreement. At each Follow-On Funding Closing, the Company shall sell and issue to each Purchaser, and each Purchaser shall purchase from the Company for cash:

                     (a) the number of shares of Series F Preferred as is equal to the product of the Call Amount for such Follow-On Funding Closing and such Purchaser's Follow-On Funding Commitment Percentage (as defined below) divided by $6.50 (the "Follow-On Funding Shares"); and

                     (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of the


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amount funded by such Purchaser at such Follow-On Funding Closing (the
"Follow-On Funded Amount") and 0.3, and the denominator of which shall be $6.50 (the "Follow-On Funded Amount Warrants").

The purchase price to be paid by a Purchaser at each Follow-On Funding Closing shall be equal to the Call Amount times such Purchaser's Follow-On Funding Commitment Percentage (as defined below). For purposes of this Agreement, a Purchaser's Follow-On Funding Commitment Percentage (which shall be computed separately for each Follow-On Funding Closing) shall mean a fraction, the numerator of which shall be such Purchaser's Total Commitment Amount or Additional Total Commitment Amount less the amount that the Purchaser previously has invested in the Company pursuant to this Agreement and the denominator of which shall be the total amount of all Purchasers' Total Commitment Amounts and Additional Total Commitment Amounts less the sum of the amount that all Purchasers previously have invested in the Company pursuant to this Agreement. Follow-On Funding Commitment Percentages shall be subject to adjustment as provided in Section 1.5. In no event shall a Purchaser be required to fund pursuant to all closings under this Agreement an amount in excess of such Purchaser's Total Commitment Amount or Additional Total Commitment Amount.

              1.5    Priority Right of Certain Purchasers.
                     ------------------------------------

              Notwithstanding anything to the contrary in Section 1.4, at each Follow- On Funding Closing, each First Purchaser listed on Schedule 1.5 to this Agreement and each Subsequent Purchaser listed on Schedule 1.5 ("Priority Purchasers"), may, at its option, elect to invest an amount in excess of such Priority Purchaser's Follow-On Funding Commitment Percentage by notice (a "Priority Election Notice") given to the Company no later than 10 days after the date of the Follow-On Funding Notice (as defined in Section 2.4) with respect to the particular Follow-On Funding Closing. If a Priority Purchaser gives a Priority Election Notice, it shall indicate the amount that it desires to invest at such Follow-On Funding Closing (which amount may not exceed such Priority Purchaser's Total Commitment Amount or Additional Total Commitment Amount less all amounts previously invested by such Priority Purchaser at prior closings pursuant to this Agreement). At such Follow-On Funding Closing, the respective amounts to be invested by the Purchasers other than Priority Purchasers ("Non-Priority Purchasers")) shall be reduced from the amounts specified in
Section 1.4 such that, to the extent possible, the Priority Purchasers shall be permitted to fund the full amounts requested by them; provided that if the excess of the amounts requested to



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
be funded by Priority Purchasers at a Follow-On Funding Closing over the amounts that the Priority Purchasers would be required to fund pursuant to Section 1.4 exceed the amounts to be funded by Non-Priority Purchasers, the total amount available to be funded shall be allocated solely among the Priority Purchasers pro rata based on the respective amounts by which each Priority Purchaser's Total Commitment Amount or Additional Total Commitment Amount exceeds the total amount invested by such Priority Purchaser at all prior closings under this Agreement. Any reduction in the amounts to be funded by the Non-Priority Purchasers shall be allocated among them pro rata based on the respective amounts by which each Non-Priority Purchaser's Total Commitment Amount or Additional Total Commitment Amount exceeds the total amount invested by such Non-Priority Purchaser at all prior closings under this Agreement (a "Non-Priority Investor Unfunded Amount"). The Purchasers acknowledge and agree that the effect of this Section 1.5 will be to provide the Priority Purchasers with the right, at their option, to fund their investments in the Company pursuant to this Agreement prior to the funding of investments of the Non-Priority Purchasers, but that if the full Total Commitment Amounts and Additional Total Commitment Amounts of all Purchasers are called upon, the Purchasers' respective Investment Percentages (as defined below) will equal their respective Commitment Percentages (as defined below). For purposes of this Agreement, a Purchaser's Investment Percentage shall mean a fraction numerator of which shall be the total amount invested in the Company by a Purchaser pursuant to this Agreement and the denominator of which is such Purchaser's Total Commitment Amount or Additional Total Commitment Amount and a Purchaser's Commitment Percentage shall mean a fraction, the numerator of which shall be such Purchaser's Total Commitment Amount or Additional Total Commitment Amount and the denominator of which shall be the total amount of all Purchasers' Total Commitment Amounts and Additional Total Commitment Amounts.


              1.6 USE OF PROCEEDS. The Company will use the proceeds from the sale of the First Shares, Subsequent Purchaser First Shares and Follow-On Funding Shares (collectively, the "Shares") and the Series F Common Warrants for
(i) the continued development of the Company's products, (ii) the development of the Company's sales and marketing efforts and additional administrative functions, (iii) inventories and accounts receivables related to the Company's internally developed products and (iv) other working capital and valid corporate purposes.

              1.7 SEPARATE AGREEMENTS. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of

Shares and Series F Common Warrants to each of the Purchasers is a separate sale.

              1.8 COMMITMENT ONLY PURCHASERS. Notwithstanding the foregoing, any Purchaser who commits to invest, but does not purchase any Series F Preferred, at such Purchaser's First Closing or Subsequent Purchaser First Closing shall at such Closing pay to the Company in cash an amount equal to the number of shares of Common Stock covered by such Purchaser's First Purchaser Total Commitment Warrants or Subsequent Purchaser Total Commitment Warrants times $0.01.

       2.     The Closings.
              ------------

              2.1 IN GENERAL. Each closing ("Closing") of the sale and purchase of Shares and Series F Common Warrants under this Agreement shall take place at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts, or at such other place as is mutually agreeable to the Company and the Purchasers at such Closing. At each Closing, the Company will deliver to each of the Purchasers at such Closing a certificate for the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser, and a Series F Common Warrant to purchase the appropriate number of shares of Common Stock, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. The date of each Closing is hereinafter referred to as a "Closing Date." If at any Closing any of the applicable conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers at such Closing shall, at his or its election, be relieved of all of his or its obligations under this Agreement without thereby waiving any other rights he or it may have by reason of such failure or such non-fulfillment.

              2.2 THE FIRST CLOSING. The closing of the sale and purchase of the First Shares, First Purchaser Total Commitment Warrants and First Purchaser Funded Amount Warrants (the "First Closing") shall be held at 10:00 a.m. on June 28, 1996, or at such other time and date as are mutually agreeable to the Company and the First Purchasers.

              2.3 SUBSEQUENT PURCHASER FIRST CLOSINGS. The closing of the sale and purchase of Subsequent Purchaser First Shares, Subsequent Purchaser Total Commitment Warrants and Subsequent Purchaser Funded Amount Warrants shall be held at such time and date as are mutually agreeable to the Company and the Subsequent Purchasers who are then first investing.

              2.4    Notice of Follow-On Funding Closing(s).
                     --------------------------------------

                     Follow-On Funding Closings shall occur at such time and place as shall be specified by the Company. A Follow-On Funding Closing shall occur not more than once during each three-month period following the First Closing. The Company shall provide each Purchaser not less than 30 calendar days written notice of each Follow-On Funding Closing (each a "Follow-On Funding Notice") substantially in the form of EXHIBIT E. The first Follow-On Funding Notice may be given at any time after the 30th day following the date of the First Closing (subject to appropriate adjustment in the event that the Company extends the Subsequent Purchaser Acceptance Period pursuant to Section 1.3).

       3. REPRESENTATIONS OF THE COMPANY. Subject to and except as disclosed by the Company in Exhibit F hereto, as of the date of the First Closing, the Company hereby represents and warrants to each of the Purchasers as follows:

              3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

              3.2 CAPITALIZATION. The authorized capital stock of the Company (immediately prior to the First Closing) will consist of 11,000,000 shares of Common Stock, of which 233,125 shares will be issued and outstanding, and 5,658,563 shares of Preferred Stock, $.00004 par value per share (the "Preferred Stock"), of which:

                     (i) 800,000 shares will have been designated Series A Convertible Preferred Stock, $.00004 par value per share ("Series A Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 800,000 shares of Common Stock;

                     (ii) 399,999 shares will have been designated Series B Convertible Preferred Stock, $.00004 par value per share ("Series B Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 415,365 shares of Common Stock; and

                     (iii) 1,399,589 shares will have been designated Series D Preferred Stock, $.00004 par value per share ("Series D Preferred"), 1,359,522 of which shares will be issued and outstanding and convertible on an aggregate basis into 1,359,522 shares of Common Stock;

                     (iv) 1,166,667 shares will have been designated Series E Preferred Stock, $.00004 par value per share ("Series E Preferred"), 733,371 of which will be issued and outstanding and convertible on an aggregate basis into 733,371 shares of Common Stock; and

                     (v) 1,892,308 shares have been designated Series F Preferred, none of which will be issued and outstanding.

EXHIBIT F sets forth the number of shares of Common Stock reserved for issuance pursuant to the exercise of stock options, warrants and other securities. All of such issued and outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series D Preferred, and Series E Preferred have been duly authorized and validly issued and are fully paid and nonassessable. The relative rights, preferences, restrictions and other provisions relating to the capital stock of the Company are as set forth on EXHIBIT B hereto and all designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with applicable law and have been adopted in accordance with applicable law. Except with respect to warrants to purchase an aggregate of 40,067 shares of Series D Preferred (the "Series D Warrants") and an aggregate of 360,802 shares of Common Stock (together with the Series D Warrants and Series F Common Warrants, collectively, the "Warrants") and except as set forth in EXHIBIT F hereto or provided in this Agreement and in the terms of the Warrants, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this




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

Agreement or as set forth on EXHIBIT F hereto, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act (as defined in Section 8.1). All of the issued and outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Warrants have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. Except as set forth on EXHIBIT F hereto or by the terms of this Agreement, to the best of the Company's knowledge there are no restrictions on transfer relating to any capital stock of the Company other than those arising from Federal and state securities laws and there are no voting trusts, shareholders agreements, pledge agreements or buy/sell agreements between a stockholder and any other person or entity relating to any capital stock of the Company.

              3.3    SUBSIDIARIES. The Company has no subsidiaries and does not
(a) own of record or beneficially, directly or indirectly, any shares of capital stock of any other corporation which is controlled by the Company or any interest in any partnership, joint venture or other association or business entity which is controlled by the Company or (b) otherwise control, directly or indirectly, any other business entity.

              3.4 STOCKHOLDER LIST AND AGREEMENTS. Attached as EXHIBIT G is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock, Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Warrants or other securities of the Company held by each stockholder as of the date of this Agreement and immediately prior to the filing of the Amended and Restated Certificate and the First Closing, and the consideration paid to the Company, if any, for such shares and other securities. Except as set forth in EXHIBIT F and/or EXHIBIT H as contemplated by this Agreement, there are no agreements, written or oral, between the Company and any holder of its capital stock relating to the acquisition, disposition or voting of the capital stock of the Company.

              3.5 ISSUANCE OF SHARES AND SERIES F COMMON WARRANTS. The issuance, sale and delivery of the Shares and Series F Common Warrants in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares or exercise of the Series F Common Warrants, have been, or will be on or prior to the Closing with respect to such Shares



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

and Series F Common Warrants, duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and the Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion and the shares of Common Stock issuable upon exercise of the Series F Common Warrants, when issued against payment therefor in accordance with the terms of the Series F Common Warrants upon such exercise, will be duly and validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

              3.6 AUTHORIZATION AND NON-CONTRAVENTION. This Agreement and all documents and instruments executed pursuant hereto (including without limitation the Series F Common Warrants and the Second Amended and Restated Voting Rights Agreement) (as defined in Section 5.8) have been duly executed and delivered by the Company and are valid and binding obligations of the Company, enforceable in accordance with their terms. The execution, delivery and performance of this Agreement and all documents and instruments contemplated hereby, including the issuance, sale and delivery of the Shares and the Series F Common Warrants, and the reservation, issuance and delivery of the shares of Common Stock upon the conversion of the Shares or the exercise of the Series F Common Warrants, have been duly authorized by all necessary corporate or other action of the Company. Except as set forth on EXHIBIT F hereto, the execution and delivery of this Agreement, the issuance and delivery of the Shares and the Series F Common Warrants, the reservation of the shares of Common Stock and, upon conversion of the Shares or the exercise of the Series F Common Warrants, issuance and delivery of the shares of Common Stock, and the performance or consummation of any other transaction, or the execution and delivery of any other document or instrument, contemplated thereby will not: (i) violate, conflict with, result in a default or acceleration of any obligation under, give rise to a right of consent to or give rise to a right of termination of any contract, instrument, agreement, indenture, obligation, authorization or commitment to which the Company is a party or by which it or its assets are bound or affected, or any provision of the Amended and Restated Certificate of Incorporation or By-laws of the Company, or the creation of any lien, charge, claim, restriction or encumbrance of any nature upon any of the properties or assets of the Company, except pursuant to this Agreement and the agreements contemplated hereby or (ii) violate



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

or result in a violation of, or constitute a default under, any provision of any statute, ordinance, regulation or rule, or any decree, judgment or order of, or any restriction imposed by, any court or other federal, state or local governmental body or agency, which is binding on the Company or its assets.

              3.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution, delivery and performance of this Agreement, the offer, issuance, sale and delivery of the Shares and the Series F Common Warrants, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, or upon conversion of the Shares or exercise of the Series F Common Warrants, the issuance and delivery of shares of Common Stock, except such filings as shall have been made prior to and shall be effective on and as of the Closing. Based on the representations made by each of the Purchasers in Section 4 of this Agreement, the offer, sale and issuance of the Shares and the Series F Common Warrants to each of the Purchasers and the issuance of the shares of Common Stock upon proper conversion of the Shares or proper exercise of the Series F Common Warrants will be in compliance with all applicable Federal and state securities laws.

              3.8 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers (i) the audited balance sheet and related statements of operations, stockholders' equity (deficit) and cash flows for the Company as at and for the year ended December 31, 1995 (the "Audited Financial Statements"), and (ii) the unaudited balance sheet and related statements of operations, stockholders' equity (deficit) and cash flows for the Company for the period ending March 31, 1996 (the "Unaudited Financial Statements") (the Audited Financial Statements and the Unaudited Financial Statements, collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Unaudited Financial Statements do not contain footnotes and are subject to year-end adjustment. The Financial Statements fairly present in all material respects the financial position and results of operations of the Company as at the dates thereof and for the periods covered thereby. Since March 31, 1996, after giving effect to the consideration that the Company is a development stage company which has incurred substantial operating losses and expects to incur further operating losses, and that developments concerning the Company must be assessed in that context, (i) there has been no change in the assets,



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liabilities or financial condition of the Company except for changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse and (ii) the business, prospects, financial condition, operations, property or affairs of the Company or its subsidiaries have not been materially adversely affected by any occurrence or development, individually or in the aggregate, other than occurrences and developments generally affecting the economy and the industry in which the Company operates.

              3.9 EVENTS SUBSEQUENT TO THE DATE OF THE BALANCE SHEET. Except as set forth on EXHIBIT F, since March 31, 1996, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject, to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Financial Statements and current liabilities incurred since the date of the Financial Statements in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or cancelled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value other than in the ordinary course of business, (ix) made any material change in the manner of business or operations of the Company or its subsidiaries, (x) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or
(xi) entered into any commitment (contingent or otherwise) to do any of the foregoing, if any of the foregoing would have a material adverse effect on the Company as a whole within the context described in Section 3.8 herein.

              3.10 LITIGATION. There is no action, suit, proceeding, governmental inquiry or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against or directly affecting the Company or to the best of its knowledge, against any officer, director or key employee of the Company which questions the validity or might hinder the validity or enforceability of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company, nor is there any litigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company by reason of the proposed activities of the Company or negotiations by the Company with possible investors in the Company. No action or suit by the Company is pending or threatened against others. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

              3.11 TAXES. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. The Company has paid all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened. All such taxes with respect to which the Company and its subsidiaries have become obligated pursuant to elections made by the Company or its subsidiaries in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. There are no tax liens, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or businesses of the Company or its subsidiaries. Neither the Company, its subsidiaries nor any of its stockholders have ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company or its subsidiaries be taxed as an S corporation or (b) consent pursuant to Section 341(f) of the Code as to the Company or its subsidiaries, relating to collapsible corporations.

              3.12 PROPERTY AND ASSETS. Except as set forth on EXHIBIT F, the Company has good title to all of its material properties and assets, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance.

              3.13 PATENTS AND TRADEMARKS. Set forth on EXHIBIT F hereto is a list and identification of all patents, patent applications, trademarks, trademark registrations, trademark applications, service marks, service mark applications, trade names and copyrights that have been registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") that are material to the conduct of its business as conducted and as proposed to be conducted. To the best of the Company's knowledge, no claim is pending or threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether pending or threatened) known to the Company. No claim is known by the Company to be pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. To the best of the Company's knowledge, all proprietary trade secrets developed by or belonging to the Company which have not been patented have been kept confidential and each current and prior employee (other than clerical staff and other employees without access to proprietary trade secrets), consultant and Scientist (as defined below), except as disclosed on EXHIBIT F, has executed an agreement regarding confidentiality, proprietary information and assignment of inventions to the Company and to the best of the Company's knowledge, no such person is in breach of any agreements or arrangements with employers or others relating to proprietary information or assignments of inventions. To the best of the Company's knowledge, the business conducted or proposed to be conducted by the Company will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity, which infringement or violation would have a material adverse effect on the Company. Except as set forth on EXHIBIT F, the Company is not aware that any employee of the Company or any of the scientists who are performing consulting services for the Company (such scientists, being the individuals designated as "Scientists" on EXHIBIT F, are collectively referred to herein as the "Scientists") is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would interfere or conflict with the performance of such employee's or Scientist's duties as an officer, employee, consultant or director of the Company, the use of such employee's or Scientist's best efforts to promote the interests of the Company or the Company's business as proposed to be conducted. Except as set forth on EXHIBIT F, to the best of the Company's knowledge, no other person or entity, including any prior or current employer of any such employee or Scientist, has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company by such employee or Scientist.

              3.14 INSURANCE. The Company holds valid insurance policies as to its properties and business with financially sound and reputable insurers, insuring against such casualties and contingencies of such types and in such amounts as is customary for companies similarly situated. There are no claims pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums with respect to the policies maintained by the Company which are currently due and payable have been paid.

              3.15 MATERIAL CONTRACTS AND OBLIGATIONS. EXHIBIT F sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound, including without limitation (a) each agreement which requires future expenditures by the Company in excess of $50,000, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, (c) any agreement to which any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended), is presently a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity and (d) any agreement relating to the Intellectual Property. The Company has delivered to the Purchasers copies of such of the foregoing as requested. The Company and, to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract described in subsections (a), (b), (c) or (d) above or that might result in payments to the Company in excess of $50,000, now in effect to which the Company or any subsidiary is a party or by which it or its property may be bound. Neither the Company nor any subsidiary has any present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and the Company has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Company or any subsidiary is a party. The Company is in compliance with all of the terms and provisions of its Amended and Restated Certificate of Incorporation and By-laws, each as amended. All of such agreements and contracts are valid, binding and in full force and effect with respect to the Company.

              3.16 COMPLIANCE. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business, its operations, properties, assets, products and services and has all material permits, licenses and other authorizations required thereby. Except as set forth on EXHIBIT F, there is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it currently proposes to conduct business. To the best of the Company's knowledge, no Scientist is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the performance by such Scientist of consulting services for the Company.

              3.17 EMPLOYEES, CONSULTANTS AND SCIENTISTS. Subject to the limitations set forth on EXHIBIT F, each employee of the Company, each consultant of the Company and each of the Scientists has signed an agreement with the Company pursuant to which each employee, consultant and Scientist acknowledges the Company's ownership of all information designated as proprietary and confidential by the Company and limiting the Scientist's right to use or disclose such information and all such agreements are in full force and effect.

              3.18 ERISA. The Company does not have or otherwise contribute to or participate in any employee retirement plan subject to the Employee Retirement Income Security Act of 1974.

              3.19 ENVIRONMENTAL MATTERS. Except in compliance with applicable law or as previously remediated in accordance with applicable law, the Company has not knowingly caused or allowed, nor has the Company contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operations of its business or otherwise. To the best of its knowledge, the Company, the operations of its business, and any real property that the Company owns, leases, or otherwise occupies or uses (the "Premises") are in compliance in all material respects with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws including, without limitation, any Environmental Laws or orders or directives with respect to cleanup or remediation of any release or threat of release of Hazardous Substances. The Company has not received any written citation, directive, letter or other communication, written or oral, or any notice of any proceedings, claims or lawsuits, from any person, entity or governmental authority relating to Environmental laws arising out of the ownership or occupation of the Premises, or the conduct of its operations, nor is it aware of any basis therefor. To the best of its knowledge, the Company has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required by any Environmental Laws applicable to the Premises and the business operations conducted therein (including operations conducted by tenants on the Premises) and is in compliance in all material respects with all such permits, licenses and approvals. Except as previously remediated in accordance with applicable law, the Company has not caused, or allowed a material release, or a threat of a material release, of any Hazardous Substance unto, at or near the Premises, nor to the best of the Company's knowledge has the Premises or any property at or near the Premises ever been subject to a material release, or a threat of a material release, of any Hazardous Substance. The term, "Environmental Laws" shall mean any Federal, state or local law, ordinance or regulation pertaining to the protection of human health or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq. The term "Hazardous Substance" includes oil and petroleum products, asbestos, polychlorinated biphenyls and urea formaldehyde, and any other materials classified as hazardous or toxic under any Environmental Laws.

              3.20 BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof and accurately reflect all transactions referred to therein. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

              3.21 RIGHTS OF FIRST REFUSAL. All rights of first refusal under the Series E Purchase Agreement have been irrevocably waived in writing by the holders of capital stock granted such rights thereunder with respect to the offer and issuance of the Shares and Series F Common Warrants hereunder.

              3.22 BROKERS. Except as set forth on EXHIBIT F hereto, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

       4. REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers severally represents and warrants to the Company as follows:

              4.1 INVESTMENT. Such Purchaser is acquiring the Shares and Series F Common Warrants to be purchased by such Purchaser, and the shares of Common Stock into which such Shares may be converted and the shares of Common Stock issuable upon the exercise of such Series F Common Warrants, for his or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, but subject nevertheless to any requirements of law that the disposition of and responsibility for such property shall remain at all times within the control of the Purchaser. By execution hereof, the Purchasers acknowledge their receipt and review of the Business Plan of the Company, as revised on June 24, 1996.

              4.2 AUTHORITY. Such Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any Purchaser which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

              4.3 EXPERIENCE. Such Purchaser has received the Agreement together with its Exhibits and has considered the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and Series F Common Warrants made hereby and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to such Purchaser; and such Purchaser has adequate net worth and means of providing for his or its current needs and personal contingencies to sustain a complete loss of his or its investment in the Company; such Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his or its net worth and such Purchaser's investment in the Shares, the Series F Common Warrants and the shares of Common Stock issuable upon exercise of the Series F Common Warrants will not cause such overall commitment to become excessive.

              4.4 ACCREDITED INVESTOR. Such Purchaser is an Accredited Investor within the definition set forth in Securities Act Rule 501(a).

              4.5 OVERSEAS PURCHASERS. If such Purchaser's principal address as set forth on EXHIBIT A is a location outside of the United States of America and its territories, such Purchaser (an "Overseas Purchaser"):

                     (a) is not a U.S. person (as defined in Securities Act Rule 902(o)) and is not acquiring the Shares and Series F Common Warrants purchased hereunder or the shares of Common Stock issuable upon conversion of such Shares or exercise of such Series F Common Warrants for the account or benefit of any U.S. person;

                     (b) will transfer the Shares or the Series F Common Warrants purchased hereunder or the shares of Common Stock issued upon conversion of such Shares or exercise of such Series F Common Warrants only (i) in accordance with the provisions of Regulation S promulgated under the Securities Act ("Regulation S"),
       (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act, and only in compliance with the terms and provisions of this Agreement, including without limitation those set forth in
       Section 8.2; and

                     (c) will not offer or sell the Shares or the Series F Common Warrants purchased hereunder or the shares of Common Stock issued upon conversion of such shares or exercise of such warrants to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of the Closing at which such Purchaser purchased such Shares, or one year after the exercise of the Series F Common Warrants, with respect to shares of Common Stock issued upon exercise of such Series F Common Warrants.

       5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligation of each of the Purchasers to purchase Shares and the Series F Common Warrants at each Closing is subject to the fulfillment, or the waiver by such Purchaser, of the following conditions on or before the applicable Closing:

              5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. In the case of the First Closing, each representation and warranty contained in Section 3 shall be true on and as of the date of the First Closing with the same effect as though such representation and warranty had been made on and as of that date. In the case of each Subsequent Purchaser First Closing and Follow-On Funding Closing, the representations and warranties contained in Sections 3.1, 3.5, 3.6 and 3.7 shall be true and correct on and as of the date of such Follow-On Funding Closing.

              5.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at such Closing.

              5.3    Opinion of Counsel.
                     ------------------

                     (a) At each First Closing and each Subsequent Purchaser First Closing, each Purchaser purchasing Shares and Series F Common Warrants at such Closing shall have received an opinion from Hale and Dorr, counsel for the Company, dated the date of the First Closing, addressed to such Purchasers at each such Closing, satisfactory in form and substance to each Purchaser, to the effect that:


                            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted, to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business and in good standing in the Commonwealth of Massachusetts.

                            (ii) After the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware, the authorized and (based solely on such counsel's review of the Company's stock record books)

       outstanding capital stock of the Company will be as described in subsection 3.2 of this Agreement.

                            (iii) The issuance, sale and delivery of the Shares and Series F Common Warrants to be sold at such Closing by the Company in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of such Shares or exercise of such Series F Common Warrants, have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and such Shares and Series F Common Warrants when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of such Shares or exercise of such Series F Common Warrants, when issued upon such conversion or upon such proper exercise, will be duly and validly issued, fully paid and nonassessable. Neither the issuance, sale or delivery of the Shares and Series F Common Warrants is, nor will the issuance or delivery of the shares of Common Stock upon proper conversion or exercise thereof be, subject to any preemptive right of stockholders of the Company arising under the General Corporation Laws of the State of Delaware or the Company's Certificate of Incorporation or By-laws, or, to the best of such counsel's knowledge, under any contractual right of first refusal or other right in favor of any person that has not been waived or complied with.

                            (iv) The execution, delivery and performance by the Company of this Agreement, the Series F Common Warrants and the Second Amended and Restated Voting Rights Agreement and the execution and filing of the Amended and Restated Certificate have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Company. This Agreement (other than subsections 8.7 and 8.8 hereof, as to which no opinion need be expressed) constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution, delivery and performance of this Agreement and the offer, issue and sale of the Shares and the Series F Common Warrants to be sold at such Closing hereunder and the issue of shares of Common Stock upon proper conversion or exercise, will not conflict with, or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Amended and Restated Certificate of Incorporation, as amended, or By-laws of the Company, or any indenture, lease, agreement, or other instrument known to such counsel to which the Company is a party or by which it or any of its properties are bound and which is set forth on EXHIBIT F hereto, or any decree, judgment or order specifically naming the Company and known to such counsel.

                            (v) Except as obtained and in effect at such Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority other than filings required to be made under applicable Federal and state securities laws, is required on the part of the Company in connection with the execution, delivery and performance of this Agreement, the Series F Common Warrants and the Second Amended and Restated Voting Rights Agreement, or (assuming no change in applicable facts or circumstances) the offer, issue, sale and delivery of the Shares and the Series F Common Warrants to be sold at such Closing and the shares of Common Stock to be issued and delivered upon conversion or exercise thereof, or the other transactions to be consummated at the Closing pursuant to this Agreement.

                            (vi) Based on the representations of each of the Purchasers in Section 4, the offer, issuance and sale of the Shares and the Series F Common Warrants to be sold at such Closing pursuant to this Agreement and the issuance of the shares of Common Stock to be issued upon conversion or exercise thereof, are exempt from registration under the Securities Act of 1933, as amended.

                            (vii) To the best of such counsel's knowledge, except as set forth in EXHIBIT F to this Agreement, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened against the Company.

                            (viii) Based on representations of the Company, neither the issuance and sale of the Shares and Series F Common Warrants to be sold at the Closing pursuant to this Agreement nor the intended use of the proceeds thereof will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, and it is not necessary for a Purchaser to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3.

                     (b) At each Follow-On Funding Closing, each Purchaser purchasing Shares and Series F Common Warrants at such Closing shall have received an opinion from Hale and Dorr, dated the date of such Follow-On Funding Closing, addressed to such Purchasers covering the matters described in clauses (i), (ii), (iii), (iv), (v), (vi) and (viii) of
       Section 5.3(a), except that the opinion described in clause (ii) as to outstanding capital stock shall relate to the Company's capital stock as of the date of the First Closing.

              5.4 BLUE SKY APPROVALS. The Company shall have received the requisite approvals of the securities commissioners of all states in which prior approvals are required and such approvals shall be in full force and effect on such Closing Date.

              5.5 CERTIFICATES AND DOCUMENTS. At each First Closing and Subsequent Purchaser First Closing, the Company shall have delivered to the
Purchasers:

                            (i) The Certificate of Incorporation of the Company, as amended and as in effect prior to the filing of the Amended and Restated Certificate, certified by the Secretary of State of the State of Delaware and a copy of the Amended and Restated Certificate of the

              Company filed with the Secretary of the State of Delaware and confirmation of such filing by the Secretary of State of Delaware;

                            (ii)   Certificates, as of the most recent
              practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the Commonwealth of Massachusetts, confirming such good standing;

                            (iii) A certificate of the Secretary or Assistant Secretary of the Company dated the Closing Date and certifying:
              (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the Amended and Restated Certificate establishing the Series F Preferred, the execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Shares and the Series F Common Warrants and the reservation, issuance and delivery of the shares of Common Stock upon conversion or exercise of the Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (C) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the stock certificates representing the Shares, the Series F Common Warrants and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate of the Secretary or Assistant Secretary referred to in this clause (iii); and

                            (iv) Such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may reasonably request.

              5.6 STOCKHOLDER APPROVAL. The stockholders of the Company shall have duly approved the adoption of the Amended and Restated Certificate and the resolutions contained therein and shall have waived any rights they may have under the Company's Certificate of Incorporation, as amended (as in effect prior to the filing of the Amended and Restated Certificate and the First Closing) in connection with the issuance of the Shares and the Series F Common Warrants.

              5.7 RIGHTS OF FIRST REFUSAL. All rights of first refusal under the Series E Purchase Agreement (defined below) shall have been irrevocably waived in writing by the holders of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and, to the extent applicable, the Warrants with respect to the offer and issuance of the Shares and the Series F Common Warrants hereunder.

              5.8 SECOND AMENDED AND RESTATED VOTING RIGHTS AGREEMENT. The Second Amended and Restated Voting Rights Agreement in the form of Exhibit H (the "Second Amended and Restated Voting Rights Agreement") hereto shall have been executed by the Company and the Stockholders named therein.

              5.9 EFFECTIVENESS OF THE AMENDED AND RESTATED CERTIFICATE. The Amended and Restated Certificate shall have been made effective by filing such document with the Secretary of State of the State of Delaware.

              5.10 COMPLIANCE CERTIFICATE. The Company shall have delivered to such Purchasers a certificate, executed by the Chairman or the President of the Company, dated such Closing Date, certifying to the fulfillment of the conditions specified in this Section 5 relating to such Closing.

              5.11 OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to such Purchasers and such Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

              5.12 AMENDMENT OF SERIES E PURCHASE AGREEMENT. The Company shall have received all necessary consents to provide, effective upon the First Closing, that (i) the provisions of Sections 7, 8 and 10 of the Series E Purchase Agreement (defined below) shall terminate and be of no further force or effect, except with respect to any claims under the Series E Convertible Preferred Stock and Warrant Purchase Agreement, dated July 12, 1995, as amended (the "Series E Purchase Agreement") arising prior to the First Closing and except as the definitions of terms contained therein may be necessary for the interpretation of the other surviving provisions of the Series E Purchase Agreement, and (ii) the provisions of Sections 7, 8 and 10 of this Agreement (and the provisions of Sections 9, 14, 15, 16, 18, 20 and 21 of this Agreement to the extent applicable to Sections 7, 8 and/or 10) shall be binding upon those parties defined as "Stockholders" under the Series E Purchase Agreement.

              5.13 MINIMUM INVESTMENT. At the First Closing, the First Purchasers shall have agreed to Total Commitment Amounts aggregations of not less than $3,500,000.

       6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell Shares and Series F Common Warrants to the Purchasers at each Closing are subject to fulfillment, on or before such Closing, of each of the following conditions:

              6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of such Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

              6.2 BLUE SKY APPROVALS. The Company shall have received the requisite approvals of the securities commissioners of all states in which prior approvals are required and such approvals shall be in full force and effect on such Closing Date.

              6.3 STOCKHOLDER APPROVAL. The stockholders of the Company shall have duly approved the adoption of the Amended and Amended and Restated Certificate and the resolutions contained therein and shall have waived any rights they may have under the Company's Amended and Amended and Restated Certificate of Incorporation, as amended, (as in effect prior to the filing of the Amended and Restated Certificate and the First Closing) in connection with the issuance of the Shares and the Series F Common Warrants.

              6.4 RIGHTS OF FIRST REFUSAL. All rights of first refusal under the Series E Purchase Agreement shall have been irrevocably waived in writing by the holders of Series A Preferred, Series B Preferred, Series D Preferred, Series E

Preferred and, to the extent applicable, the Warrants with respect to the offer and issuance of the Shares and Series F Common Warrants hereunder.

              6.5 MINIMUM INVESTMENT. At the First Closing, the First Purchasers shall have agreed to Total Commitment Amounts aggregating not less than $3,500,000, or compliance with the terms of this Section 6.5 shall have been waived by the Company at or prior to the First Closing.

              6.6 SECOND AMENDED AND RESTATED VOTING RIGHTS AGREEMENT. The Second Amended and Restated Voting Rights Agreement in the form of EXHIBIT H hereto shall have been executed by the Company and the Stockholders named therein.

              6.7 EFFECTIVENESS OF THE AMENDED AND RESTATED CERTIFICATE. The Amended and Restated Certificate shall have been made effective by filing such document with the Secretary of State of the State of Delaware.

              6.8 AMENDMENT OF SERIES E PURCHASE AGREEMENT. The Company shall have received all necessary consents to provide, effective upon the Closing, that (i) the provisions of Sections 7, 8 and 10 of the Series E Purchase Agreement shall terminate and be of no further force or effect, except with respect to any claims under the Series E Purchase Agreement arising prior to the Closing and except as the definitions of terms contained therein may be necessary for the interpretation of the other surviving provisions of the Series E Purchase Agreement, and (ii) the provisions of Sections 7, 8 and 10 of this Agreement (and the provisions of Sections 9, 14, 15, 16, 18, 20 and 22 of this Agreement to the extent applicable to Sections 7, 8 and/or 10) shall be binding upon those parties defined as "Stockholders" under the Series E Purchase Agreement.

       7.     Covenants of the Company.
              ------------------------

              7.1 INSPECTION. The Company shall permit each Stockholder, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

              7.2    Financial Statements and Other Information.
                     ------------------------------------------

                     (a)    The Company will deliver to each Stockholder:

                            (i)    within 120 days after the end of each fiscal

              year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flow of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles; and

                            (ii) within 60 days after the end of each fiscal quarter of the Company, an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flow of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

                     (b) The Company will deliver to each Major Stockholder (as defined in paragraph (d) below):

                            (i) as soon as available, but in any event within 30 days after commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year; and

                            (ii) with reasonable promptness, such other notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as such Major Stockholder may from time to time reasonably request.

                     (c) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries.

                     (d) For purposes of this Agreement, the term "Major Stockholder" shall mean a Stockholder holding not less than forty thousand (40,000) shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and/or Series F Preferred so long as such Stockholder continues to own not less than forty thousand (40,000) shares of Series A Preferred, Series B Preferred, Series D Preferred and/or Series F Preferred (KS Nordic Health Care Partners,

       Hoegh Invest AS and Foundation Thomas Fearnley each being treated as a Major Stockholder so long as they collectively own not less than forty thousand (40,000) shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and/or Series F Preferred). For purposes of determining the number of shares held by a Stockholder: (i) the foregoing numbers shall be adjusted for any stock splits, stock dividends, recapitalizations or similar events; (ii) shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and/or Series F Preferred shall include shares which have been converted into Common Stock so long as such Common Stock is held by such Stockholder; and (iii) with respect to Stockholders that are corporations or partnerships, shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and/or Series F Preferred shall include shares distributed to and held by their respective shareholders and partners.

              7.3    Right of First Refusal.
                     ----------------------

                     (a) The Company hereby grants to each Stockholder a right of first refusal to purchase all or part of its or his pro rata share of any New Securities (as defined in Section 7.3(b)) which the Company may, from time to time, on or after the date hereof, propose to sell and issue, subject to the terms and conditions set forth below. A Stockholder's pro rata share, for purposes of this Section 7.3, shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by such Stockholder or issuable upon conversion or exercise of any Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, Series F Preferred or other convertible securities, options, rights or warrants then held by such Stockholder, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, Series F Preferred or other convertible securities, options, rights or warrants.

                     (b) "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; PROVIDED, HOWEVER, that the term "New Securities" does not include (i) the shares of Series F Preferred or the Series F Common Warrants issued or issuable pursuant to the terms of this Agreement, including shares of Series F Preferred or the Series F Common Warrants issued or issuable at any Subsequent Closing and Follow-On Funding Closing, the shares of Common Stock issued or issuable upon conversion of such Shares or the exercise of such Series F Common Warrants or the shares of Common Stock issued or issuable upon the conversion of the Series A Preferred, the Series B Preferred, Series D Preferred or Series E Preferred or the exercise of the Warrants; (ii) securities offered to the public pursuant to a Registration Statement (as defined in Section 8.1); (iii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; (iv) not more than 850,000 shares of Common Stock or rights, options or warrants to acquire Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to directors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other similar stock plan or agreement or otherwise (and, in the case of rights, options or warrants, the shares of Common Stock issuable upon exercise thereof);
       (v) not more than 17,420 shares of Series D Preferred (and the shares of Common Stock issuable upon conversion of such Series D Preferred) issuable to Ash Properties Limited or its affiliates ("Ash") upon exercise of its warrants to purchase Series D Preferred; (vi) not more than 22,647 shares of Series D Preferred (and the shares of Common Stock issuable upon conversion of such Series D Preferred) issuable to Medical Science Partners, L.P., Mhd. Nabil Al-Midani and Hanan S. Ghraoui and SEIF Foundation - Leichtenstein upon exercise of their warrants to purchase Series D Preferred; or (vii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

                     (c) In the event the Company intends to issue New Securities, it shall give each Stockholder written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each Stockholder shall have 20 days from the date of any such notice to agree to purchase (i) all or part of its or his pro rata share of such New Securities and (ii) all or part of its or his pro rata share of any other Stockholder's portion of such New Securities to the extent that such other Stockholder does not elect to purchase its or his full pro rata share of such New Securities, for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased.

                     (d) In the event any Stockholder or Stockholders fail to exercise the foregoing right of first refusal with respect to any New Securities within such 20-day period, the Company may within 120 days thereafter sell any or all of such New Securities not agreed to be purchased by the Stockholders, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to each Stockholder pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Stockholders in the manner provided above.

                     (e) For purposes of this Section 7.3, "Stockholder" shall include the general partners, officers or other affiliates of a Stockholder, and a Stockholder may apportion its pro rata share among, itself and such general partners, officers and other affiliates in such proportions as it deems appropriate.

              7.4    Put Option Back to the Company.
                     ------------------------------

                     (a) Subject to the provisions of Subsections (b), (c) and (e) below, the holders of Series D Preferred (the "Series D Purchasers") may, by written notice to the Company (the "Series D Put Notice"), elect to sell to the Company (the "Series D Put Option"), and the Company hereby agrees to purchase from the Series D Purchasers out of funds legally available therefor, all of such shares of Series D Preferred at a purchase price of $6.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus an amount equal to any declared but unpaid dividends thereon (the total sum payable per share of Series D Preferred being referred to herein as the "Series D Put Price"); PROVIDED, HOWEVER, that such Series D Put Option shall be exercisable only by a Series D Put Notice given to the Company by the holders of at least 75% of the shares of Series D Preferred (on an as-converted basis); and further PROVIDED, HOWEVER, that such Series D Put Option shall be exercisable only beginning June 30, 1998 and for a period of one (1) year thereafter. The date upon which the Company shall have received the Series D Put Notice shall be referred to herein as the "Effective Series D Put Date." In the event the Company receives a Series D Put Notice, the Company shall provide notice of such event to all Series D Purchasers, Series E Purchasers and Series F Purchasers (collectively, "Series Put Holders").

                     (b) Subject to the provisions of Subsections (c) and (e) below, the holders of Series E Preferred (the "Series E Purchasers") may, by written notice to the Company (the "Series E Put Notice"), elect to sell to the Company (the "Series E Put Option"), and the Company hereby agrees to purchase from the Series E Purchasers out of funds legally available therefor, all of the shares of Series E Preferred held by the Series E Purchasers at a purchase price of $6.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series E Preferred), plus an amount equal to any declared but unpaid dividends thereon (the total sum payable per share of Series E Preferred being referred to herein as the "Series E Put Price"); PROVIDED, HOWEVER, that such Series E Put Option shall be exercisable only by a Series E Put Notice given to the Company by the holders of at least 75% of the shares of Series E Preferred (on an as-converted basis); and FURTHER PROVIDED, HOWEVER, that: (i) such Series E Put Option shall be exercisable only beginning June 30, 1998 and for a period of one (1) year thereafter; and
       (ii) in the event that the Series D Purchasers validly ex ercise the Series D Put Option and the Series E Purchasers subsequently validly exercise the Series E Put Option, the Effective Series E Put Date (defined below) shall automatically be deemed to be the same as the Effective Series D Put Date. The date upon which the Company shall have received the Series E Put Notice shall be referred to herein as the "Effective Series E Put Date." In the event the Company receives a Series E Put Notice, the Company shall provide notice of such event to all Series Put Holders.

                     (c) Subject to the provisions of Subsection (e) below, the Purchasers may, by written notice to the Company (the "Series F Put Notice") elect to sell to the Company (the "Series F Put Option") and the Company hereby agrees to purchase from the Purchasers out of funds legally available therefor, all of the shares of Series F Preferred at the purchase price of $6.50 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus an amount equal to any accrued but unpaid dividends thereon (the total sum payable per share of Series F Preferred being referred to herein as the "Series F Put Price"); PROVIDED, HOWEVER, that such Series F Put Option shall be exercisable only by a Series F Put Notice given to the Company by the holders of at least 75% of the shares of Series F Preferred (on an as-converted basis); and FURTHER PROVIDED, HOWEVER, that: (i) such Series F Put Option shall be exercisable only beginning June 30, 1998 and for a period of one (1) year thereafter; and
       (ii) in the event that the Series D Purchasers and/or Series E Purchasers exercise the Series D Put Option and/or Series E Put Option and the Purchasers subsequently validly exercise the Series F Put Option, the Effective Series F Put Date (defined below) shall automatically be deemed to be the earlier of the Effective Series D Put Date or Effective Series E Put Date. The date upon which the Company shall have received the Series F Put Notice shall be referred to herein as the "Effective Series F Put Date." In the event the Company receives a Series F Put Notice, the Company shall provide notice of such event to all Series Put Holders.

                     (d) The Company shall pay to: (i) each Series D Purchaser by check or wire transfer the Series D Put Price for each share of Series D Preferred being purchased hereunder in three (3) equal installments payable on the first, second and third anniversary of the Effective Series D Put Date (each such installment, a "Series D Put Installment"); (ii) each Series E Purchaser by check or wire transfer the Series E Put Price for each share of Series E Preferred being purchased hereunder from such Series E Purchaser in three (3) equal installments payable on the first, second and third anniversary of the Effective Series E Put Date (each such installment, a "Series E Put Installment") and (iii) each Purchaser by check or wire transfer the Series F Put Price for each share of Series F Preferred being purchased hereunder from such Purchaser in three (3) equal installments payable on the first, second and third anniversary of the Effective Series F Put Date (each such installment, a "Series F Put Installment").

                     (e) Notwithstanding Sections 7.4(a), (b), (c) and (d) above, the rights of the Series D Purchasers to receive a Series D Put Installment shall be subordinated to the rights of (i) the Purchasers, upon exercise of the Series F Put Option, to receive any applicable Series F Put Installment, and (ii) the Series E Purchasers, upon exercise of the Series E Put Option, to receive any applicable Series E Put Installment such that the Company shall make no payments in respect of a Series D Put Option unless and until the Company has first paid in full all Series F Put Installments and Series E Put Installments then due and payable (it being understood that, so long as all Series F Put Installments and Series E Put Installments then due and payable have been paid, the Company can pay Series D Put Installments notwithstanding the existence of Series F Put Installments or Series E Put Installments not yet due and payable). Notwithstanding Sections 7.4(a), (b), (c) and (d) above, the rights of the Series E Purchasers to receive a Series E Put Installment shall be subordinated to the rights of the Purchasers, upon exercise of a Series F Put Option, to receive any applicable Series F Put Installment, such that the Company shall make no payments in respect of a Series E Put Option unless and until the Company has first paid in full all Series F Put Installments then due and payable (it being understood that, so long as all Series F Put Installments then due and payable have been paid, the Company can pay Series E Put installments notwithstanding the existence of Series F Put Installments not yet due and payable). Upon payment in full of all Series F Put Installments then due and payable, the Company may pay any Series E Put Installments then due and payable out of funds legally available therefor. Upon payment in full of all Series F Put Installments and Series E Put Installments then due and payable, the Company may pay any Series D Put Installment then due and payable out of funds legally available therefor.

                     (f) Except pursuant to Section 7.4(h) below, on and after: (i) the Effective Series D Put Date, all rights of any Series D Purchaser with respect to the shares of Series D Preferred being repurchased from such Series D Purchaser hereunder, except the right to receive the Series D Put Price for each share of Series D Preferred being repurchased hereunder, shall cease and terminate and such Series D Purchaser shall have no further rights as a stockholder with respect to such shares of Series D Preferred; (ii) the Effective Series E Put Date, all rights of any Series E Purchaser with respect to the shares of Series E Preferred being repurchased from such Series E Purchaser hereunder, except the right to receive the Series E Put Price for each share of Series E Preferred being repurchased hereunder, shall cease and terminate and such Purchaser shall have no further rights as a stockholder with respect to such shares of Series E Preferred and (iii) the Effective Series F Put Date, all rights of any Purchaser with respect to the shares of Series F Preferred being repurchased from such Purchaser hereunder, except the right to receive the Series F Put Price for each share of Series F Preferred being repurchased hereunder, shall cease and terminate and such Purchaser shall have no further rights as a stockholder with respect to such shares of Series F Preferred.

                     (g) The shares of Series D Preferred, Series E Preferred and Series F Preferred are not subject to or entitled to the benefit of any sinking fund.

                     (h) Any shares of Series D Preferred, Series E Preferred and/or Series F Preferred repurchased by the Company pursuant to this
       Section 7.4 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Company may from time to time take such appropriate action as may be necessary to reduce the authorized Series D Preferred, Series E Preferred and/or Series F Preferred accordingly. Any shares of Series D Preferred, Series E Preferred and/or Series F Preferred repurchased by a third party pursuant to Section 7.4(j) below shall continue to be outstanding and, in the hands of such third party purchaser, shall have all rights, powers, preferences and privileges of Series D Preferred, Series E Preferred or Series F Preferred, as the case may be, provided by law or the Company's Amended and Restated Certificate of Incorporation.

                     (i) Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to repurchase any of the shares of the Series D Preferred, Series E Preferred or the Series F Preferred to the extent funds of the Company are not legally available for such repurchase under applicable law. In the event a repurchase is delayed on account of the preceding sentence, such repurchase shall thereafter be made, subject to the other limitations provided in this
       Section 7.4, the first time funds of the Company are legally available under applicable law. If on account of the first sentence of this Section 7.4(i) the Company may purchase fewer than all of the: (i) Series D Preferred, such repurchase shall be made pro rata among the Series D Purchasers in proportion to the number of shares of Series D Preferred which each such Series D Purchaser holds as of the Effective Series D Put Date; (ii) Series E Preferred, such repurchase shall be made pro rata among the Series E Purchasers, in proportion to the number of shares of Series E Preferred which each such Series E Purchaser holds as of the Effective Series E Put Date; and/or
       (iii) Series F Preferred, such repurchase shall be made pro rata among the Purchasers in proportion to the number of shares of Series F Preferred which each such Purchaser holds as of the Effective Series F Put Date. Nothing contained in this paragraph (i) shall be deemed to affect the payment priorities established in paragraph (e) above.

                     (j) The Company may delegate and assign to a third party any or all of its obligations under this Section 7.4: (i) relating to the Series D Put Option, with the prior written consent of the Series D Purchasers holding at least 50% of the Series D Preferred (on an as-converted basis); (ii) relating to the Series E Put Option, with the prior written consent of Series E Purchasers holding at least 50% of the Series E Preferred (on an as-converted basis); and (iii) relating to the Series F Put Option, with the prior written consent of Purchasers holding at least 50% of the shares of Series F Preferred (on an as-converted basis). Upon receipt of such written consent from the holders of Series D Preferred, the Series E Preferred or the Purchasers, the Company will have no further obligations under this Section 7.4, with respect to the Series D Put Option, Series E Put Option or Series F Put Option, respectively.

                     (k) Each of the Series D Put Option granted to the Series D Purchasers, the Series E Put Option granted to the Series E Purchasers and the Series F Put Option granted to the Purchasers hereunder shall be subordinate, in right of payment, to any repurchase option granted to any holder of Preferred Stock issued after the Closing of any issuance and sale of Series F Preferred, provided that such holder of Preferred Stock shall be entitled to and requests similar rights as provided for in this Section 7.4 and (i) the Series D Put Option will continue to be subordinate to the Series F Put Option and the Series E Put Option, and (ii) the Series E Put Option will continue to be subordinate to the Series F Put Option, each as set forth herein.

              7.5 RESERVE FOR SHARES OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and Series F Preferred and the exercise of the Warrants and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Series F Preferred from time to time outstanding or issuable upon exercise of the Warrants or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, the Series F Preferred and the exercise of the Warrants or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Series F Preferred or exercise of the Warrants.

              7.6 CORPORATE EXISTENCE. The Company shall maintain its corporate existence, rights and franchises in full force and effect.

              7.7 BY-LAWS. The Company shall at all times maintain provisions in its By-laws or Amended and Restated Certificate of Incorporation indemnifying all directors against liability to the maximum extent permitted under the laws of the State of Delaware.

              7.8 ADDITIONAL COVENANT. So long as any shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred or Series F Preferred, are outstanding, the Company agrees that it will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance, to the extent applicable, with generally accepted accounting principles applied on a consistent basis.

              7.9 DIRECTORS EXPENSES. The Company shall promptly reimburse any director of the Company for his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company.

              7.10 KEY MAN INSURANCE. The Company shall use its best efforts to maintain a life insurance policy with a financially sound and reputable insurance company on the life of Emmett Clemente in the face value of $1,000,000, naming the Company as owner and beneficiary thereof. The Company shall use its best efforts to maintain such policy, will not cause or permit any assignment of the proceeds of such policy and will not borrow against such policy.

              7.11 TERMINATION OF CERTAIN COVENANTS. All rights granted to Stockholders under this Section 7, except the rights granted under Section 7.5, shall terminate upon the consummation of an underwritten public offering of Common Stock of the Company pursuant to a registration statement filed with the Commission, (as defined in Section 8.1) under the Securities Act covering the offer and sale of Common Stock to the public in which (A) gross proceeds from such sale to the Company (before deduction of underwriting discounts and expenses of sale) are not less than $10,000,000 and (B) the sale price to the public per share is at least equal to 100% of the Series E Conversion Price (as defined in the Amended and Restated Certificate of the Company).

       8.     Registration Rights.
              -------------------

              8.1 CERTAIN DEFINITIONS. As used in this Section 8 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

                     "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                     "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                     "REGISTRATION EXPENSES" means the expenses described in
       Section 8.6.

                     "REGISTRABLE SHARES" means (i) the shares of Common Stock issued or issuable upon conversion of the Series A Preferred held by a Stockholder, (ii) the shares of Common Stock issued or issuable upon the conversion of the Series B Preferred held by a Stockholder, (iii) the shares of Common Stock issued or issuable upon conversion of the Series D Preferred held by a Stockholder, (iv) the shares of Common Stock issued or issuable upon conversion of the Series E Preferred held by a stockholder, (v) the shares of Common Stock issued or issuable upon conversion of the Series F Preferred, (vi) the shares of Common Stock issued or issuable upon the purchase of shares of Common Stock pursuant to Section 7.3 or the conversion or exercise of any securities purchased by a Stockholder pursuant to Section 7.3, (vii) the shares of Common Stock issued or issuable upon the exercise of the Warrants held by a Stockholder, and (viii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 9 of this Agreement is not entitled to the rights provided by this Section 8. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares or certain Registrable Shares, or a certain number of Registrable Shares or certain Registrable Shares, the determination of such percentage or number shall include shares of Common Stock issuable upon conversion of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and/or Series F Preferred, as the case may be.

                     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              8.2    Sale or Transfer of Shares and Registrable Shares; Legend.
                     ---------------------------------------------------------

                     (a) The Shares, the shares of Series A Preferred held by a Stockholder (the "Series A Shares"), the shares of Series B Preferred held by a Stockholder (the "Series B Shares"), the shares of Series D Preferred held by a Stockholder (the "Series D Shares"), the shares of Series E Preferred held by a Stockholder (the Series E Shares"), the Registrable Shares and shares issued in respect of the Shares, the Series A Shares, the Series B Shares, the Series D Shares, the Series E Shares and the Registrable Shares shall not be sold or transferred unless either
       (i) they first shall have been registered under the Securities Act, or
       (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Shares or (y) a law firm designated by the holder as its special counsel), to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                     (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Stockholder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or a transfer by a Stockholder which is a corporation to a shareholder of the corporation or a transfer by an entity to an affiliated entity, in each case, if the transferee agrees in writing to be subject to the terms of this Section
       8.2 to the same extent as if he or it were a party hereto and makes a representation in writing that the transfer is exempt from registration under the Securities Act, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

                     (c) Each certificate representing the Shares, the Series A Shares, the Series B Shares, the Series D Shares, the Series E Shares, the Registrable Shares and shares issued in respect of the Shares, the Series A Shares, the Series B Shares, the Series D Shares, the Series E Shares and the Registrable Shares shall bear a legend substantially in the following form:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Shares or (y) a law firm designated by the holder as its special counsel) is obtained to the effect that such registration is not required."

      The foregoing legend shall be removed from the certificates representing any of such shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or registered under the Securities Act.

                     (d) The Company agrees, upon the request of any Purchaser, to make available to such Purchaser and to any prospective transferee of any Shares or Registrable Shares of such Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

              8.3    Required Registrations.
                     ----------------------

                     (a) At any time after the earlier of December 31, 1998 or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price of at least $2,000,000 (based on the then current market price or fair value), provided that, to the extent the Company is eligible to effect a registration or qualification on Form S-3 (or any successor Form), the Company shall be entitled to use such Form S-3 in lieu of Form S-1 or S-2. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the holders of a majority of the Registrable Shares to be sold in such offering may designate the managing underwriter of such offering, such managing underwriter to be reasonably acceptable to the Company. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering as provided below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form), or Form S-3 (or any successor form) to the extent the Company is eligible to effect a registration or qualification on such Form S-3 and so elects, of all Registrable Shares which the Company has been requested to so register.

                     (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $500,000 (based on the current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S- 3, or such successor form, of all Registrable Shares which the Company has been requested to register.

                     (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above or more than four registrations pursuant to paragraph (b) above, PROVIDED, HOWEVER, that the Company's obligations shall be deemed satisfied only when a Registration Statement covering all shares of Registrable Shares specified in notices received as aforesaid (or such lower number of shares as the managing underwriter shall require under paragraph (e)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto (other than shares provided for in over-allotment option(s)). In addition, the Company shall not be required to effect any registration (other than as to a public offering that is not underwritten on Form S-3 or any successor Form) within six months after the effective date of any other Registration Statement of the Company.

                     (d) If at the time of any request to register Registrable Shares pursuant to this Section 8.3, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 8.4, subject to the limitations set forth therein, or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

                     (e) Notwithstanding any other provision of this Section 8.3, if the managing underwriter advises the holders of Registrable Shares initiating the registration in writing that marketing factors require a limitation of the number of shares to be underwritten, then the holders of Registrable Shares initiating the registration shall so advise all holders of Registrable Shares which would otherwise be included in the underwriting and the number of Registrable Shares that may be included in the underwriting shall be allocated among all such holders of Registrable Shares, including the holders of Registrable Shares initiating the registration, in proportion (as nearly as practicable) to the amount of Registrable Shares of the Company owned by each such holder. If the managing underwriter does not limit the number of Registrable Shares to be underwritten, the Company or other holders of securities of the Company who have registration rights similar to those set forth in Section 8.3 hereof may include Common Stock for their respective accounts in such registration if the managing underwriter states that such inclusion would not adversely affect the offering of Registrable Shares and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited or reduced.

       Except as set forth in Section 8.3(d) above and except for Registration Statements on Form S-4 or Form S-8 or any successor thereto, the Company will not file with the Commission any other Registration Statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 8.3 until the completion of the period of distribution of the registration contemplated thereby; PROVIDED, HOWEVER, that this limitation shall apply only to the two registrations pursuant to Section 8.3(a) above.

              8.4    Incidental Registration.
                     -----------------------

                     (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 8.3) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 8.4 without obligation to any Stockholder.

                     (b)    In connection with any offering under this Section
       8.4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company on an as if-converted basis. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

              8.5 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                     (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 120 days;

                     (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Shares covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

                     (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the Registration Statement and the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                     (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                     (e) immediately notify each seller of Registrable Shares and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                     (f) if the offering is underwritten and at the request of any seller of Registrable Shares, use its best efforts to furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or schedules or other financial or statistical data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                     (g) make available for inspection by each seller of Registrable Shares, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, in connection with such Registration Statement.

       If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall immediately notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares. The Company shall be obligated to keep the Registration Statement effective for a period of additional days equal to the number of days during which the Stockholders were required to cease making offers pursuant to this paragraph.

              8.6 ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; PROVIDED, HOWEVER, that if a registration is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 8.3, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 8.3, 8.4 and 8.5 of this Agreement including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

8.7 INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, each officer and director of such seller and underwriter, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter, officer or director or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of or are based upon any violation or alleged violation by the Company of the Securities Act or Exchange Act or any state securities laws or any regulation promulgated under any of them; and the Company will reimburse such seller, underwriter, each officer and director and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

       In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), each other seller of Registrable Shares and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, other seller of Registrable Shares or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Stockholder hereunder shall be limited to an amount equal to the proceeds received by such seller from the sale of Registrable Shares covered by such Registration Statement and sold as contemplated therein; and further PROVIDED, HOWEVER, that in the event of an underwritten offering of capital stock of the Company initiated by the Company in which Stockholders sell Registrable Shares pursuant to Section 8.4, the foregoing indemnity agreement is subject to the condition that, insofar that it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the final prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any seller of Registrable Shares, if there is no underwriter, if copy of the final prospectus was not furnished to the person or entity asserting the loss, claim, damage or liability at or prior to the time such furnishing is required by the Securities Act.

       Each party entitled to indemnification under this Section 8.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and PROVIDED FURTHER that an omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 8.7 and shall only relieve it from any liability which it may have to such Indemnified Party under Section 8.7 if and to the extent the Indemnifying Party is prejudiced by such omission. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

       In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any officer or director of any holder or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 8.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 8.7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              8.8 INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 8.3(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

              8.9 INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this
Section 8.

              8.10 "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement; PROVIDED, that such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

              8.11 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of Stockholders holding at least a majority of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any registration filed under Sections 8.3 or 8.4, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms no more favorable than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to December 31, 1998; PROVIDED, HOWEVER, that the Company shall not enter into any agreement with such holder or prospective holder that would give such holder or prospective holder registration rights with respect to securities of the Company other than shares of Common Stock issued by the Company or issued or issuable upon conversion of convertible securities or exercise of warrants to purchase capital stock of the Company.

              8.12 RULE 144 REQUIREMENTS. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under
Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act:

                     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                     (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

       9.     Transfers of Certain Rights.
              ---------------------------

                     (a) The rights granted to each Stockholder pursuant to Sections 7.2, 7.3, 7.4 and 8 of this Agreement may be transferred by such Stockholder to another Stockholder, to any affiliate of such Stockholder or to any person or entity acquiring (i) in the case of the rights granted pursuant to
Section 7.4 hereof, at least an aggregate of ten thousand (10,000) shares of Series D Preferred and/or Series E Preferred or (ii) in the case of the rights granted pursuant to Sections 7.2, 7.3 and 8 hereof, at least ten thousand (10,000) Registrable Shares, in each case, such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company; PROVIDED, HOWEVER, that a person or entity (other than an affiliate of such stockholder) acquiring shares from a Major Stockholder shall not be entitled to the rights hereunder reserved for Major Stockholders hereunder unless such person or entity is a "Major Stockholder" as defined in Section 7.2(d); and provided that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

                     (b) TRANSFEREES. Any transferee (other than a Stockholder) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Stockholders under this Agreement to the same extent as if such transferee were a party hereto.

                     (c) SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 9 may not again transfer such rights to any other person or entity, other than as provided in (a) or (b) above.

                     (d) PARTNERS AND STOCKHOLDERS. Notwithstanding anything to the contrary herein, any Stockholder which is a partnership or corporation may transfer rights granted to such Stockholder hereunder to any partner or stockholder thereof to whom Registrable Shares are transferred pursuant to
Section 8.2 hereof and who delivers to the Company a written instrument in accordance with subparagraph (b) above and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such partner or stockholder shall be deemed a Stockholder for purposes of this Section 9 and may again transfer such rights to any other person or entity which acquires Registrable Shares from such partner or stockholder, in accordance with, and subject to, the provisions of this
Section 9.

       10. CONFIDENTIALITY. Each Stockholder agrees that, except as required by law, he or it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Stockholder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Stockholder pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public, PROVIDED, HOWEVER, that a Stockholder may disclose such information
(i) to its attorneys, (ii) to any prospective purchaser of any shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred or Series F Preferred from such Stockholder as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, (iii) to its accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (iv) to any affiliate of such Stockholder or to a partner, shareholder or subsidiary of such Stockholder having a legitimate need to know the same, so long as such party or parties agree in writing to be bound by the provisions of this Section 10, or (v) except as required by law or the rules and regulations of the National Association of Insurance Commissioners or other similar regulatory agencies or bodies.

       11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

       12. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be (i) delivered by hand,
(ii) mailed by first class certified or registered mail, return receipt requested, postage prepaid or (iii) transmitted by telecopy with a hard copy mailed by first class certified or registered mail as aforesaid:

       If to the Company, at 9 Linnell Circle, Billerica, Massachusetts 01821, telecopy number (508) 667-5322, Attention: President, or at such other address or addresses as may have been last furnished in writing by the Company to the Purchasers, with a copy to David E. Redlick, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, telecopy number (617) 526-5000; or

       If to a Purchaser, at his or its address set forth on EXHIBIT A, or at such other address or addresses as may have been last furnished to the Company in writing by such Purchaser.

       If to a Stockholder other than a Purchaser, at his or its address as it appears on the stock record books of the Company, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder.

       Notices provided in accordance with this Section 12 shall be deemed delivered upon personal delivery or (i) in the case of notices provided within the continental United States, 48 hours after deposit in the mail, (ii) in the case of notices provided between the United States and Europe or the Middle East, ten (10) days after deposit in the mail and (iii) in the case of notices provided by telecopy, upon completion of transmission to the addressee's telecopier.

       13. BROKERS. The Company and each Purchaser represents and warrants to the other parties hereto that he or it has retained no finder or broker in connection with the transactions contemplated by this Agreement (except that the Company has retained Chestnut Partners for which the Company shall pay all fees associated with such engagement).

       14. NO ASSIGNMENT. Except as provided in Section 9 hereof, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

       15.    Effect of Agreement.
              -------------------

              15.1 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

              15.2   Effect on Prior Agreements.
                     --------------------------

                     (a)    By their execution and delivery of this Agreement,
(i) the holders of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Warrants (excluding the Series F Common Warrants) waive with respect to the offer, issuance and sale of the Shares, the shares of Common Stock issuable upon conversion of Series F Preferred, the Series F Common Warrants and the shares of Common Stock issuable upon exercise of the Series F Common Warrants, any rights of first refusal that they may possess pursuant to
Section 7.3 of the Series E Purchase Agreement, and (ii) the Company, the holders of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and Warrants who have rights pursuant to Sections 7, 8 and 10 of the Series E Purchase Agreement agree that, effective on the date of the Closing, the provisions of Sections 7, 8 and 10 of the Series E Purchase Agreement shall terminate and be of no further force and effect, except with respect to any claims under the Series E Purchase Agreement arising prior to the Closing and except as the definitions of terms contained therein may be necessary for the interpretation of the other surviving provisions of the Series E Purchase Agreement.

                     (b) By their execution and delivery of this Agreement, the holders of Series A Preferred, Series B Preferred Series D Preferred, Series E Preferred and/or Warrants (excluding the Series E Common Warrants), the Purchasers and the Company agree that, effective on the date of the Closing, the holders of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and Warrants are Stockholders (as defined in this Agreement) and are entitled to the benefits of Stockholders under Sections 7 (except for Section
7.4 with respect to the holders of Series

A Preferred, Series B Preferred and/or the Warrants), 8, and 10 (and the provisions of Sections 9, 14, 15, 16, 18, 20 and 22 of this Agreement to the extent applicable to Sections 7, 8, and/or 10) and the shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Warrants are Registrable Shares (as defined in Section 8.1).


       16. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Shares; PROVIDED, however, that:

                     (a) Subsequent Purchasers may be added as parties to this Agreement pursuant to Section 1.3 hereof by execution and delivery by such Subsequent Purchasers and the Company of appropriately completed signature pages in the form of EXHIBIT D hereto;

                     (b) except as provided in clause (c) below, any provision of Sections 7, 8, 9 and 10 hereof may only be amended (i) with the written consent of the Company and the holders of at least a majority of the shares of Preferred Stock then held by all Stockholders (voting together as a single class), and (B) in a manner which affects all shares of Preferred Stock in the same fashion, unless waived by the affected Stockholder; and

                     (c) Section 7.4 may be amended only with the written consent of the Company and (A) in the case of an amendment affecting the rights or obligations under Section 7.4 of the Series D Preferred, the holders of at least a majority of the Series D Preferred, (B) in the case of an amendment affecting the rights or obligations under Section 7.4 of the Series E Preferred, the holders of at least a majority of the Series E Preferred and (C) in the case of an amendment affecting the rights or obligations under Section 7.4 of the Series F Preferred, the holders of at least a majority of the Series F Preferred.

Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each holder of any shares of Series F Preferred and Series F Common Warrants (including shares of Common Stock into which such shares have been converted or issued upon exercise of such warrants), each future holder of all such securities and the Company, and, in the case of such an amendment or waiver of Section 7, 8, 9 or 10, shall also be binding on each current and future holder of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and Warrants (including shares of Common Stock into which such shares have been converted or issued upon exercise of such warrants). No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

       17. EXPENSES. The Company shall reimburse the Purchasers for their reasonable out-of-pocket expenses and for the reasonable fees and expenses of one law firm acting as special counsel to all of the Purchasers in connection with the preparation of this Agreement and the closing of the transactions contemplated hereby (including fees and expenses).

       18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       19. HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

       20. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

       21. REGULATED FINANCIAL INSTITUTIONS COMPLIANCE OBLIGATIONS. Nothing contained in this Agreement shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that such financial institution maintain responsibility for the disposition of, and control over, its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.

       22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflicts of laws principles.

       23. DEFINITIONS. The definitions of the capitalized terms used in this Agreement are set forth in the following respective sections of this Agreement.


Defined Term                            Location in Agreement
------------                            ---------------------

Additional Total Commitment Amounts             1.3
Agreement                                       Introduction
Amended and Restated Certificate                1.1
Audited Financial Statements                    3.8
Call Amount                                     1.4
Closing                                         2.1
Closing Date                                    2.1
Code                                            3.11
Commission                                      8.1
Common Stock                                    1.1
Company                                         Introduction
Effective Series D Put Date                     7.4(a)
Effective Series E Put Date                     7.4(b)
Effective Series F Put Date                     7.4(c)
Environmental Laws                              3.19
Exchange Act                                    8.1
Financial Statements                            3.8
First Closing                                   2.2
First Closing Funded Amount                     1.2
First Purchaser Funded Amount Warrants          1.2(c)
First Purchaser Total Commitment Amount         1.2
First Purchaser Total Commitment Warrants       1.2(b)
First Purchasers                                Introduction
First Shares                                    1.2(a)
Follow-On Funded Amount                         1.4(b)
Follow-On Funded Amount Warrants                1.4(b)
Follow-on Funding Closing                       1.4
Follow-On Funding Commitment Percentage         1.4
Follow-On Funding Notice                        2.4(a)
Follow-On Funding Shares                        1.4(a)
Hazardous Substance                             3.19
Indemnified Party                               8.7
Indemnifying Party                              8.7
Intellectual Property                           3.13
Investment Percentage                           1.5
New Securities                                  7.3(b)
Non-Priority Purchasers                         1.5
Overseas Purchaser                              4.5
Preferred Stock                                 3.2
Premises                                        3.19
Priority Election Notice                        1.5

Priority Purchasers                             1.5
Purchasers                                      Introduction
Registration Expenses                           8.1
Registrable Shares                              8.1
Registration Statement                          8.1
Scientists                                      3.13
Second Amended and Restated Voting
  Rights Agreement                              5.8
Securities Act                                  8.1
Series A Preferred                              3.2(i)
Series A Shares                                 8.2
Series B Preferred                              3.2(ii)
Series B Shares                                 8.2
Series D Preferred                              3.2(iii)
Series D Purchasers                             7.4(a)
Series D Put Installment                        7.4(d)
Series D Put Notice                             7.4(a)
Series D Put Option                             7.4(a)
Series D Put Price                              7.4(a)
Series D Shares                                 8.2
Series D Warrants                               3.2
Series E Preferred                              3.2(iv)
Series E Purchase Agreement                     5.12
Series E Purchasers                             7.4(b)
Series E Put Installment                        7.4(d)
Series E Put Notice                             7.4(b)
Series E Put Option                             7.4(b)
Series E Put Price                              7.4(b)
Series E Shares                                 8.2
Series F Common Warrants                        1.1
Series F Preferred                              1.1
Series F Put Installment                        7.4(d)
Series F Put Notice                             7.4(c)
Series F Put Option                             7.4(c)
Series F Put Price                              7.4(c)
Series Put Holders                              7.4(a)
Shares                                          1.6
StockholdersIntroduction
Subsequent Purchaser Acceptance Period          1.3
Subsequent Purchaser First Closing              1.3
Subsequent Purchaser First
  Closing Funded Amount                         1.3
Subsequent Purchaser First Shares               1.3(a)
Subsequent Purchaser Funded Amount Warrant      1.3(c)
Subsequent Purchaser Signature Page             1.3
Subsequent Purchaser Total Commitment Warr      1.3(b)
Subsequent Purchasers                           Introduction

Unaudited Financial Statements                  3.8
Warrants                                        3.2

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                          ASCENT PHARMACEUTICALS, INC.

                                          By: /s/ Emmett Clemente
                                              ----------------------------
                                          Name: Emmett Clemente
                                          Title: Chairman of the Board

[corporate seal]


Attest:
/s/ David E. Redlick
-------------------------



                                          FIRST PURCHASERS

                                          ADAMS, HARKNESS & HILL, INC.


                                          By: /s/ Harry E. Wells
                                             ----------------------------
                                          Name: Harry E. Wells, III
                                          Title: Managing Director


                                          ATLAS VENTURE FUND II, L.P.

                                          By:  Atlas Venture Associates II, L.P.


                                          By: /s/ Alan R. Ferguson
                                             ----------------------------
                                          Name: Alan R. Ferguson
                                          Title: General Partner

                                          /s/ Raymond Baddour
                                          --------------------------------
                                          Raymond Baddour


                                          MEDICAL SCIENCE PARTNERS, L.P.

                                          By: /s/ Andre Lamotte
                                             -----------------------------
                                          Title:
                                                --------------------------

                                        BENEFIT CAPITAL MANAGEMENT
                                        CORPORATION, as investment manager
                                        for The Prudential Insurance
                                        Company of America (Separate
                                        Account Number VCA-GA-5298)



                                        By: /s/ Sue DeCarlo
                                           ----------------------------
                                           Name:  Sue DeCarlo
                                           Title: Chief Financial Officer


                                        ALTA V LIMITED PARTNERSHIP

                                        By: Alta V Management Partners, L.P.

                                        By: /s/ Terrance McGuire
                                           ---------------------------------
                                           General Partner


                                        CUSTOMS HOUSE PARTNERS

                                        By: /s/ Eileen McCarthy
                                            -------------------------------
                                            General Partner


                                        NEW YORK LIFE INSURANCE COMPANY


                                        By: /s/ Richard Drake
                                           ----------------------------
                                           Name: Richard Drake
                                           Title: Vice President


                                        EXISTING STOCKHOLDERS

                                        AL-MIDANI INVESTMENT COMPANY


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        ALTA V LIMITED PARTNERSHIP

                                        By:  Alta V Management Partners L.P.


                                        By: /s/ Terrance McGuire
                                           ----------------------------
                                           Name: Terrance McGuire
                                           Title: General Partner


                                        ATLAS VENTURE FUND II, L.P.

                                        By:  Atlas Venture Associates II, L.P.


                                        By: /s/ Alan R. Ferguson
                                           -----------------------------
                                           Name: Alan R. Ferguson
                                           Title: General Partner


                                        /s/ Raymond Baddour
                                        ---------------------------------
                                        Raymond Baddour

                                        BENEFIT CAPITAL MANAGEMENT
                                        CORPORATION, as investment manager
                                        for The Prudential Insurance
                                        Company of America (Separate
                                        Account Number VCA-GA-5298)



                                        By: /s/ Sue DeCarlo
                                           ------------------------------
                                           Name: Sue DeCarlo
                                           Title: Chief Financial Officer


                                        CUSTOMS HOUSE PARTNERS

                                        By: /s/ Eileen McCarthy
                                           ------------------------------
                                           General Partner

                                             BIOCELL B.V.


                                             By:
                                                ----------------------------
                                                Name:
                                                Title:


                                                ----------------------------
                                                Richard J. Bradley


                                             CHILD HEALTH INVESTMENT CORP.



                                             By:
                                                ----------------------------
                                                Name:
                                                Title:


                                             CUSTOM HOUSE PARTNERS


                                             By:
                                                ----------------------------
                                                Name:
                                                Title:

                                             EUROPAR


                                             By: /s/ Jeanne Francois Court
                                                ----------------------------
                                                Name: J. F. Court
                                                Title: Chairman


                                             FOUNDATION THOMAS FEARNLEY


                                             By:
                                                ----------------------------
                                                Name:
                                                Title:

                                             FUJIGIAN CAPITAL COMPANY


                                             By:
                                                ----------------------------
                                                Name:
                                                Title:


                                             HOEGH INVEST A/S



                                             By:
                                                ----------------------------
                                                Name:
                                                Title:

                                             JAHLEEL CORPORATION


                                             By:
                                                ----------------------------
                                                Name:
                                                Title:


                                            K/S NORDIC HEALTH CARE PARTNERS



                                            By: /s/ Fredrik C. Schreuder
                                               ----------------------------
                                               Name: Fredrik C. Schreuder
                                               Title: Managing Partner


                                            --------------------------------
                                            Roderick McCleod


                                            MEDICAL SCIENCE PARTNERS, L.P.


                                            By: /s/ Andre Lamotte
                                               ----------------------------
                                               Name:
                                               Title:

                                            MEDICAL SCIENCE PARTNERS II, L.P.


                                            By: /s/ Andre Lamotte
                                               ----------------------------
                                               Name:
                                               Title:


                                            --------------------------------
                                            Georges Muller


                                            --------------------------------
                                            Riyad Ali Murtada


                                            NEW YORK LIFE INSURANCE COMPANY


                                            By: /s/ Richard Drake
                                               ----------------------------
                                               Name:  Richard Drake
                                               Title: Vice President


                                            --------------------------------
                                            Mohamad Khaled Omari



                                            --------------------------------
                                            Martin Pestalozzi



                                            SA PILLAR INVESTMENT N.V.


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:



                                            --------------------------------
                                            Salah Salhab

                                            SAWARY LIMITED


                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                            SEIF FOUNDATION-LEICHTENSTEIN


                                            By:
                                               ----------------------------
                                               Name:
                                               Title:


                                            SOLTER CORPORATION


                                            By:
                                               ----------------------------
                                               Name:
                                               Title:


                                            VENTURES MEDICAL II, L.P.


                                            By: Ventures Medical Associates


                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                                                       Exhibit B

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                          ASCENT PHARMACEUTICALS, INC.


       ASCENT PHARMACEUTICALS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of

Delaware (the "DGCL"), does hereby certify as follows:

       By resolution of the Board of Directors of the Corporation duly adopted at a meeting of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 245 of the DGCL, setting forth an Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amended and Restated Certificate of Incorporation advisable. The stockholders of the Corporation duly approved said proposed Amended and Restated Certificate of Incorporation by written consent in accordance with Sections 228 and 245 of the General Corporation Law of the State of Delaware. The resolution setting forth the Amended and Restated Certificate of Incorporation is as follows:

RESOLVED:            That the Certificate of Incorporation of the Corporation,
                     which was originally filed with the Secretary of State of Delaware on March 16, 1989, as supplemented by the Certificate of Designations filed on August 23, 1989, and as restated by an Amended and Restated Certificate of Incorporation filed on January 31, 1990, as amended by Certificates of Amendment filed on: June 11, 1992, March 4,
                     1993, September 9, 1993, April 20, 1994, and July 12, 1995,
                     be and hereby is amended and restated in its entirety so that the same shall read as follows:

       FIRST.        The name of the Corporation is:

                             Ascent Pediatrics, Inc.

       SECOND.       The address of its registered office in the State of
Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       THIRD.        The nature of the business or purposes to be conducted or
promoted by the Corporation is as follows:

       To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       FOURTH.       The total number of shares of all classes of stock which
the Corporation shall have authority to issue is Sixteen Million Six Hundred Fifty-Eight Thousand Five Hundred Sixty-Three (16,658,563) shares, consisting of:

       (i) Eleven Million (11,000,000) shares of Common Stock, $.00004 par value per share ("Common Stock"); and

       (ii) Five Million Six Hundred Fifty-Eight Thousand Five Hundred Sixty-Three (5,658,563) shares of Preferred Stock, $.00004 par value per share ("Preferred Stock"), of which

              (A) Eight Hundred Thousand (800,000) shares shall be designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"),

              (B) Three Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine (399,999) shares shall be designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"),

              (C) One Million Three Hundred Ninety-Nine Thousand Five Hundred Eighty-Nine (1,399,589) shares shall be designated "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"),

              (D) One Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (1,166,667) shares shall be designated Series E Convertible Preferred Stock (the "Series E Preferred Stock"), and

              (E) One Million Eight Hundred Ninety-Two Thousand Three Hundred Eight (1,892,308) shares shall be designated "Series F Convertible Preferred Stock" (the "Series F Preferred Stock"), and the balance of which may be issued from time to time in one or more series as set forth in Part B of this Article FOURTH.

       The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.     COMMON STOCK.
       ------------

       1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

       2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

       The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

       3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

       4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.     PREFERRED STOCK.
       ---------------

       Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

       Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware and the terms of this Certificate of Incorporation. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law and the terms of this Certificate of Incorporation. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.     SERIES A, B, D, E AND F CONVERTIBLE PREFERRED STOCK
       ---------------------------------------------------

       The Series A Preferred Stock and the Series B Preferred Stock are sometimes referred to collectively herein as the "Series A and B Preferred Stock." The Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock are sometimes referred to collectively herein as the "Series Preferred Stock." There is no Series C Preferred Stock designated as of the effective date of this Certificate of Incorporation. The rights, preferences, powers, privileges and restrictions, qualifications and limitations granted to or imposed upon the shares of Series Preferred Stock shall be as set forth in this Part C of this Article FOURTH.

       1.     Dividends.
              ---------

              (a) SERIES A, B, D, E AND F PREFERRED STOCK. In each fiscal year of the Corporation, the holders of shares of Series Preferred Stock shall be entitled to receive, before any cash dividends shall be declared and paid upon or set aside for the Common Stock in such fiscal year, when and as declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash in an amount per share for such fiscal year at least equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series Preferred Stock is then convertible. Any cash dividends payable to holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be payable on a parity with each other (and no such dividends shall be paid unless paid on all series of Series Preferred Stock) and in preference and priority to any payment of any cash dividend on the Common Stock. In the event any such Series Preferred Stock shall not receive the full amount of any such dividends to which they would otherwise be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred shall receive such dividends in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon payment of such dividends if all amounts payable on or with respect to such shares were paid in full.

       2.     Liquidation, Dissolution or Winding Up.
              --------------------------------------

              (a)    Series A and B Preferred Stock.
                     ------------------------------

       (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A and B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A and B Preferred Stock (such Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and other stock being collectively referred to as "Senior to A and B Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A and B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior to A and B Stock") by reason of their ownership thereof, an amount equal to $.375 for each share of Series A Preferred Stock then held by them and an amount equal to $6.50 for each share of Series B Preferred Stock then held by them (in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A and B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A and

Series B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock and Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full; and, subject to any preference or priority of Senior to A and B Preferred Stock, no amounts shall be paid or set apart for payment on the Series A and B Preferred Stock of any series unless at the same time amounts in like proportion to the respective preferential amounts to which the Series A and B Preferred Stock of the other series are entitled shall be paid or set apart for the payment of the other series.

       (ii) After the payment of all preferential amounts required to be paid to the holders of Senior to A and B Preferred Stock, Series A and B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A and B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior to A and B Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

       (iii) The merger or consolidation of the Corporation into or with another corporation (except for (A) a merger or consolidation of any subsidiary of the Corporation with or into the Corporation so long as the Corporation shall be the surviving or continuing corporation and (B) a merger or consolidation to effect a reincorporation of the Corporation in a different jurisdiction), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Subsection 2(a) unless the holders of at least a majority of the then outstanding shares of Series A and B Preferred Stock and of any class or series of stock ranking on liquidation on a parity with the Series A and B Preferred Stock, acting together as a single class, elect not to have such merger, consolidation or sale be deemed such a liquidation, dissolution or winding up and give written notice to such effect to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Subsection 4(i) below shall apply. The amount deemed distributed to the holders of Series A and B Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

              (b)    Series D Preferred Stock.
                     ------------------------

       (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to payment in full of all amounts required to be distributed to the holders of Series E Preferred Stock, Series F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A, B and D Preferred Stock (such Series E Preferred Stock, Series F Preferred and other stock being collectively referred to as "Senior to D Preferred Stock") but before any payment shall be made to the holders of Series A and B Preferred Stock, Common Stock or any other class or series of stock ranking on liquidation junior to the Series D Preferred Stock (such Series A and Series B Preferred Stock, Common Stock and other stock being collectively referred to as "Junior to D Stock") by reason of their ownership thereof, an amount equal to the greater of (A) $6.00 for each share of Series D Preferred Stock then held by them (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) or (B) that amount which they would have received had they converted each share of Series D Preferred Stock held by them on the date of such liquidation, dissolution, or winding up into Common Stock on such date. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series D Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

       (ii) After the payment of all preferential amounts required to be paid to the holders of Senior to D Preferred Stock, Series D Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series D Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior to D Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

       (iii) The merger or consolidation of the Corporation into or with another corporation (except for (A) a merger or consolidation of any subsidiary of the Corporation with or into the Corporation so long as the Corporation shall be the surviving or continuing corporation and (B) a merger or consolidation to effect a reincorporation of the Corporation in a different jurisdiction), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Subsection 2(b) unless the holders of at least a majority of the then outstanding shares of Series D Preferred Stock and of any class or series of stock ranking on liquidation on a parity with the Series D Preferred Stock, acting together as a single class, elect not to have such merger, consolidation or sale to be deemed such a liquidation, dissolution or winding up and give written notice to such effect to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Subsection 4(i) below shall apply. The amount deemed distributed to the holders of Series D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determining good faith by the Board of Directors of the Corporation.

              (c)    Series E Preferred Stock.
                     ------------------------

       (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Series F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series E Preferred Stock (collectively referred to as "Senior to E Preferred Stock"), but before any payment shall be made to the holders of Series D Preferred Stock, Series A and B Preferred Stock, Common Stock or any other class or series of stock ranking on liquidation junior to the Series E Preferred Stock (such Series D Preferred Stock, Series A and B Preferred Stock, Common Stock and other stock being collectively referred to as "Junior to E Stock") by reason of their ownership thereof, an amount equal to the greater of (A) $6.00 for each share of Series E Preferred Stock then held by them (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) or (B) that amount which they would have received if they had converted each share of Series E Preferred Stock held by them on the date of such liquidation, dissolution, or winding up into Common Stock on such date. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series E Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series E Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

       (ii) After the payment of all preferential amounts required to be paid to the holders of Senior to E Preferred Stock, Series E Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series E Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior to E Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

       (iii) The merger or consolidation of the Corporation into or with another corporation (except for (A) a merger or consolidation of any subsidiary of the Corporation with or into the Corporation so long as the Corporation shall be the surviving or continuing corporation and (B) a merger or consolidation to effect a reincorporation of the Corporation in a different jurisdiction), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Subsection 2(c) unless the holders of at least a majority of the then outstanding shares of Series E Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series E Preferred Stock, acting together as a single class, elect not to have such merger, consolidation or sale be deemed such a liquidation, dissolution or winding up and give written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Subsection 4(i) below shall apply. The amount deemed distributed to the holders of Series E Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

              (d)    Series F Preferred Stock.
                     ------------------------

       (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series F Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series F Preferred Stock (collectively referred to as "Senior to F Preferred Stock"), but before any payment shall be made to the holders of Series E Preferred Stock, Series D Preferred Stock, Series A and B Preferred Stock, Common Stock or any other class or series of stock ranking on liquidation junior to the Series F Preferred Stock (such Series E Preferred Stock, Series D Preferred Stock, Series A and B Preferred Stock, Common Stock and any other stock being collectively referred to as "Junior to F Stock") by reason of their ownership thereof, an amount equal to the greater of (A) $6.50 for each share of Series F Preferred Stock then held by them (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) or (B) that amount which they would have received if they had converted each share of Series F Preferred Stock held by them on the date of such liquidation, dissolution or winding up into Common Stock on such date. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series F Preferred Stock, the full amount to which they shall be entitled, the holders of shares of Series F Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series F Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

       (ii) After the payment of all preferential amounts required to be paid to the holders of Senior to F Preferred Stock, Series F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series F Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior to F Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

       (iii) The merger or consolidation of the Corporation into or with another corporation (except for (A) a merger or consolidation of any subsidiary of the Corporation with or into the Corporation so long as the Corporation shall be the surviving or continuing corporation and (B) a merger or consolidation to effect a reincorporation of the Corporation in a different jurisdiction, or the sale of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Subsection 2(d) unless the holders of at least a majority of the then outstanding shares of Series F Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series F Preferred Stock, acting together as a single class, elect not to have such merger, consolidation or sale be deemed such a liquidation, dissolution or winding up and give written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Subsection 4(i) below shall apply. The amount deemed distributed to the holders of Series F Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

       3.     Voting.
              ------

              (a) Each holder of outstanding shares of Series Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 2(a)(iii), 2(b)(iii), 2(c)(iii), 2(d)(iii), 3(b), 3(c), 3(d), 3(e) or 3(f) below or by the provisions establishing any other series of Preferred Stock, holders of Series Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

              (b)    In addition to any other rights provided by law or by this
Section 3, so long as there shall be issued and outstanding a number of shares of Series Preferred Stock equal to at least 50% of the total number of shares of Series Preferred Stock ever issued (excluding shares of Series C Preferred Stock) by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series Preferred Stock consenting or voting (as the case may be) together as a single class:

       (i) Merge or consolidate into or with any other corporation or sell all or substantially all of the Corporation's assets; or

       (ii) Voluntarily or involuntarily liquidate, dissolve or wind up the Corporation or its business.

              (c)    In addition to any other rights provided by law or by this
Section 3, so long as there shall be issued and outstanding a number of shares of Series A and B Preferred Stock equal to at least 50% of the total number of shares of Series A and B Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series A and B Preferred Stock consenting or voting (as the case may be) separately as a single class:

       (i) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock or Series B Preferred Stock or increase or decrease the number of authorized shares of the Series A Preferred Stock or Series B Preferred Stock;

       (ii) Authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series A Preferred Stock or Series B Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series A Preferred Stock or Series B Preferred Stock;

       (iii) Reclassify any Common Stock into shares having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series A Preferred Stock or Series B Preferred Stock; or

        (iv) Pay or declare any dividend or distribution on any shares of its capital stock, or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of its capital stock (other than (A) pursuant to the repurchase rights of certain holders of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock set forth in the Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated as of June ___, 1996 (the "Series F Purchase Agreement"), by and between the Corporation, the purchasers listed on Exhibit A thereto (the "Purchasers") and certain other parties named therein (the "Series F Purchase Agreement Repurchase Rights"), (B) shares of Common Stock purchased pursuant to restricted stock agreements entered into prior to the date of this Certificate of Incorporation or purchased from persons who are, or were, employees of, or consultants or advisors to, the Corporation under employee plans, restricted stock awards or agreements approved by a majority of the Board of Directors who are not employees of the Corporation, (C) pursuant to the terms of the warrants to purchase up to an aggregate of 278,639 shares of Common Stock issued to the purchasers of Series D Preferred Stock and to former holders of shares of Series C Preferred Stock who converted their shares for shares of Series D Preferred Stock (the "Series D Common Warrants"), (D) pursuant to the terms of the warrants to purchase up to an aggregate of 194,445 shares of Common Stock issued to the purchasers of Series E Preferred Stock (the "Series E Common Warrants"), and (E) pursuant to the terms of the Warrants to purchase up to an aggregate of 738,462 shares of Common Stock issued to the Purchasers (the "Series F Common Warrants").

              (d)    In addition to any other rights provided by law or by this
Section 3, so long as there shall be issued and outstanding a number of shares of Series D Preferred Stock equal to at least 50% of the total number of shares of Series D Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series D Preferred Stock consenting or voting (as the case may be) separately as a class:

       (i) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series D Preferred Stock or increase or decrease the number of authorized shares of the Series D Preferred Stock;

       (ii) Authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series D Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series D Preferred Stock;

       (iii) Reclassify any Common Stock into shares having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series D Preferred Stock;

       (iv) Merge or consolidate into or with any other corporation, or sell all or substantially all of the Corporation's assets, if such merger, consolidation or sale will result in gross proceeds to be received for each share of Series D Preferred Stock equal to less than twice the original purchase price (which shall be deemed to be $6.00) for each share of Series D Preferred Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series D Preferred Stock); or

       (v) Pay or declare any dividend or distribution on any shares of its capital stock, or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of its capital stock (other than (A) pursuant to the Series F Purchase Agreement Repurchase Rights, (B) shares of Common Stock purchased pursuant to restricted stock agreements entered into prior to the date of this Certificate of Incorporation or purchased from persons who are, or were, employees of, or consultants or advisors to, the Corporation under employee plans, restricted stock awards or agreements approved by a majority of the Board of Directors who are not employees of the Corporation, and (C) pursuant to the terms of the Series D Common Warrants, the Series E Common Warrants and the Series F Common Warrants).

              (e)    In addition to any other rights provided by law or by this
Section 3, so long as there shall be issued and outstanding a number of shares of Series E Preferred Stock equal to at least 50% of the total number of shares of Series E Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series E Preferred Stock consenting or voting (as the case may be) separately as a class:

       (i) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series E Preferred Stock or increase or decrease the number of authorized shares of the Series E Preferred Stock;

       (ii) Authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series E Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series E Preferred Stock;

       (iii) Reclassify any Common Stock into shares having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series E Preferred Stock;

       (iv) Merge or consolidate into or with any other corporation, or sell all or substantially all of the Corporation's assets, if such merger, consolidation or sale will result in gross proceeds to be received for each share of Series E Preferred Stock equal to less than twice the original purchase price (which shall be deemed to be $6.00) for each share of Series E Preferred Stock

 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series E Preferred Stock); or

       (v) Pay or declare any dividend or distribution on any shares of its\ capital stock, or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of its capital stock (other than (A) pursuant to the Series F Purchase Agreement Repurchase Rights, (B) shares of Common Stock purchased pursuant to restricted stock agreements entered into prior to the date of this Certificate of Incorporation or purchased from persons who are, or were, employees of, or consultants or advisors to, the Corporation under employee plans, restricted stock awards or agreements approved by a majority of the Board of Directors who are not employees of the Corporation and (C) pursuant to the terms of the Series D Common Warrants, the Series E Common Warrants and the Series F Common Warrants).

              (f)    In addition to any other rights provided by law or by this
Section 3, so long as there shall be issued and outstanding a number of shares of the Series F Preferred Stock equal to at least 50% of the total number of shares of Series F Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series F Preferred Stock, consenting or voting (as the case may be), separately as a class:

        (i) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series F Preferred Stock or increase or decrease the number of authorized shares of the Series F Preferred Stock;

       (ii) Authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series F Preferred Stock or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series F Preferred Stock;

       (iii) Reclassify any Common Stock into shares having any preference or priority as to amounts distributable upon dissolution, liquidation or winding up of the Corporation superior to or on a parity with any such preference or priority of the Series F Preferred Stock;

       (iv) Merge or consolidate into or with any other corporation, or sell all or substantially all of the Corporation's assets, if such merger, consolidation or sale will result in gross proceeds to be received for each share of Series F Preferred Stock equal to less than twice the original purchase price (which shall be deemed to be $6.50) for each share of Series F Preferred Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series F Preferred Stock); or

       (v) Pay or declare any dividend or distribution on any shares of its capital stock, or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of its capital stock (other than (A) pursuant to the Series F Purchase Agreement Repurchase Rights, (B) shares of Common Stock purchased pursuant to restricted stock agreements entered into prior to the date of this Certificate of Incorporation or purchased from persons who are, or were employees of, or consultants or advisors to, the Corporation under employee plans, restricted stock awards or agreements approved by a majority of the Board of Directors who are not employees of the Corporation and (C) pursuant to the terms of the Series D Common Warrants, the Series E Common Warrants and the Series F Common Warrants).

       4. OPTIONAL CONVERSION. The holders of the Series Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              (a) RIGHT TO CONVERT. Each share of Series Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined (A) in the case of the Series A Preferred Stock, by dividing $.375 by the Series A Conversion Price (as defined below) in effect at the time of conversion, (B) in the case of the Series B Preferred Stock, by dividing $6.50 by the Series B Conversion Price (as defined below) in effect at the time of conversion, (C) in the case of the Series D Preferred Stock, by dividing $6.00 by the Series D Conversion Price (as defined below) in effect at the time of conversion, (D) in the case of the Series E Preferred Stock, by dividing $6.00 by the Series E Conversion Price (as defined below) in effect at the time of conversion, and (E) in the case of Series F Preferred Stock, by dividing $6.50 by the Series F Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the "Series A Conversion Price") shall initially be $.375 per share. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $6.50 per share. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series D Preferred Stock without the payment of additional consideration by the holder thereof (the "Series D Conversion Price") shall initially be $6.00. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series E Preferred Stock without payment of additional consideration by the holder thereof (the "Series E Conversion Price") shall initially be $6.00. The Conversion Price at which shares of Series F Preferred Stock shall be deliverable upon conversion of Series F Preferred Stock without payment of additional consideration by the holder thereof (the "Series F Conversion Price") shall initially be $6.50. The Series A Conversion Price, the Series B Conversion Price, the Series D Conversion Price, the Series E Conversion Price and the Series F Conversion Price are sometimes referred to collectively hereinafter as the "Conversion Prices" and individually as a "Conversion Price." Such initial Conversion Prices, and the respective rates at which shares of Series Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series Preferred Stock.

              (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective applicable Conversion Price.

              (c)    Mechanics of Conversion.
                     -----------------------

       (i) In order for a holder of Series Preferred Stock to convert shares of Series Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series Preferred Stock, at the office of the transfer agent for the Series Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

       (ii) The Corporation shall at all times when the Series Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of such series, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

       (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any accrued and unpaid dividends on the Series Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

       (iv) All shares of Series Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon. Any shares of Series

Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series Preferred Stock accordingly.

              (d)    Adjustments to Conversion Price for Diluting Issues:
                     ---------------------------------------------------

       (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                     (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding, with respect to any series of Series Preferred Stock, options granted to directors, employees or consultants of the Corporation on or after February 24, 1993 pursuant to an option plan adopted by the Board of Directors, to acquire up to a number of shares of Common Stock which, when combined with the number of shares of Common Stock issued pursuant to clause
(VI) of Subsection 4(d)(i)(D), does not exceed 850,000 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

                     (B) "ORIGINAL ISSUE DATE" with respect to a series of Series Preferred Stock shall mean the date on which a share of such series of Series Preferred Stock was first issued.

                     (C) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (D) "ADDITIONAL SHARES OF COMMON STOCK" with respect to a series of Series Preferred Stock shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date with respect to such series of Series Preferred Stock, other than shares of Common Stock issued or issuable:

       (I)    upon conversion of shares of Series Preferred Stock;

       (II) as a dividend or distribution pro rata (calculated on an as-converted basis) on all shares of Series Preferred Stock;

       (III) with respect to a series of Series Preferred Stock, as a dividend or distribution on such series of Series Preferred Stock;

       (IV) as a result of any stock split, combination, dividend, distribution, reclassification, exchange, or substitution for which an adjustment is provided in Subsections (e), (f), (g) or
              (h) below;

       (V) upon the exercise of options excluded from the definition of "Option" in Subsection 4(d)(i)(A);

       (VI) in other issuances on or after February 24, 1993 to directors, employees or consultants, with the approval of the Board of Directors, up to a number of shares which, when combined with the number of shares of Common Stock issued or issuable upon the exercise of options excluded from the definition of "Option" pursuant to Subsection 4(d)(i)(A), does not exceed 850,000 shares (subject to appropriate adjustment for any stock dividend, stock split, combination or recapitalization affecting such shares);

       (VII) upon exercise of warrants to purchase up to 40,067 shares (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) of Series D Preferred Stock granted by the corporation to Ash Properties Limited or its affiliates, Medical Science Partners, L.P., Mhd. Nabil Al-Midani and SEIF Foundation-Liechtenstein (collectively, the "Series D Preferred Warrants") in exchange for certain outstanding warrants to purchase shares of Series C Preferred Stock; or

       (VIII) upon grant or exercise of the Series D Common Warrants, Series E Common Warrants and/or Series F Common Warrants (subject in each case to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

       (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which a series of the Series Preferred Stock is convertible shall be made pursuant to this Subsection 4(d), by adjustment in the applicable Conversion Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock with respect to such series issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for such series in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock, or (b) if prior to such issuance, the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of such series agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock with respect to such series.

       (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation, at any time or from time to time after the Original Issue Date with respect to a series of Series Preferred Stock, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued as to a series of Series Preferred Stock unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price for such series in effect on the date of and immediately prior to such issuance, or such record date, as the case may be, and provided further that in any such case in which such Additional Shares of Common Stock are deemed to be issued:

                     (A) No further adjustment in the Conversion Price for such series of Series Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                     (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price for such series of Series Preferred Stock computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                     (C) No readjustment pursuant to clause (B) above shall have the effect of increasing the Conversion Price for such series of Series Preferred Stock to an amount which exceeds the lower of (i) the Conversion Price for such series of Series Preferred Stock on the original adjustment date, or
(ii) the Conversion Price for such series of Series Preferred Stock that would have resulted from any issuance of Additional Shares of Common Stock with respect to such series between the original adjustment date and such readjustment date;

                     (D) Upon the expiration or termination of any unexercised Option, the Conversion Price for such series of Series Preferred Stock shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of such Conversion Price; and

                     (E) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price then in effect with respect to such series of Series Preferred Stock shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

       (iv)   Adjustment of Conversion Price Upon Issuance of Additional Shares
              -----------------------------------------------------------------
of Common Stock.
---------------

                     (A) Except as to an issuance of Additional Shares of Common Stock that is subject to the provisions of Subsection 4(d)(iv)(B) below, in the event the Corporation shall, at any time after the Original Issue Date with respect to a series of Series Preferred Stock, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subsection 4(f) or upon a stock split or combination as provided in Subsection 4(e)), without consideration or for a consideration per share less than the applicable Conversion Price for such series of Series Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (X) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and
(Y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, for the purpose of this Subsection 4(d)(iv)(A), (i) all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                     (B) In the event the Corporation shall, at any time within 12 months following the Original Issue Date with respect to the Series E Preferred Stock, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subsection 4(f) or as a stock split or combination as provided in Subsection 4(e)), without consideration or for a consideration per share less than the Series E Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series E Conversion Price shall be reduced, concurrently with such issuance, to the consideration per share received by the Corporation for the issuance of the Additional Shares of Common Stock (determined pursuant to Section 4(d)(v)).

                     (C) Notwithstanding the foregoing, the applicable Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

                     (D) Notwithstanding the other provisions of this Subsection 4(d)(iv), in the event the Corporation makes a Series D Dilutive Issuance (as defined below), the adjustment to the Conversion Price of shares of Series D Preferred Stock provided for in this Subsection 4(d)(iv) as a result of such Series D Dilutive Issuance shall not be made with respect to shares of Series D Preferred Stock held by a person or entity who was given the opportunity to purchase its Pro Rata Portion (as defined below) of such Series D Dilutive Issuance (whether pursuant to a right of first refusal or otherwise), and who failed to purchase its Pro Rata Portion of such Series D Dilutive Issuance. Each such holder shall be deemed to have waived (i) the reduction in the Conversion Price of such holder's shares of Series D Preferred Stock that would have otherwise resulted pursuant to Subsection 4(d)(iv)(A) from such Series D Dilutive Issuance, (ii) any reduction in the Conversion Price of such holder's shares of Series D Preferred Stock that would have otherwise resulted pursuant to Subsection 4(d)(iv)(A) from any future Series D Dilutive Issuances, and (iii) the right to receive, upon conversion of its Series D Preferred Stock pursuant to this Section 4, any additional shares of Common Stock that would have been issuable as a result of such reductions in the applicable Conversion Price; and such waiver shall be binding upon any transferee of the shares of Series D Preferred Stock held by such holder.

                     (E) A "Series D Dilutive Issuance" shall mean any issuance of Additional Shares of Common Stock that results (or would result, except for this Subsection 4(d)(iv)(E) in a reduction in the Conversion Price of the Series D Preferred Stock pursuant to Subsection 4(d)(iv)(A), but shall not include any purchases by "Subsequent Purchasers" (as defined in the Series D Convertible Preferred Stock and Warrant Purchase Agreement and Plan of Recapitalization, dated March 4, 1993, as amended September 9, 1993 (the "Series D Purchase Agreement"), pursuant to the terms of the Series D Purchase Agreement. A holder's "Pro Rata Portion" of a Series D Dilutive Issuance shall mean the number of Additional Shares of Common Stock issued in such Series D Dilutive Issuance, multiplied by a fraction, the numerator of which is the number of shares of Common Stock then held by such holder as a result of the conversion of shares of Series D Preferred Stock or issuable upon conversion of shares of Series D Preferred Stock then held by such holder, and the denominator of which is the aggregate number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding shares of Series Preferred Stock or other convertible securities, options, rights or warrants. For purposes of this paragraph, the portion of a Series D Dilutive Issuance purchased by a holder of Series D Preferred Stock shall be deemed to include any portion of such Series D Dilutive Issuance purchased by an "affiliate" (as defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) of such holder.

                     (F) All certificates representing shares of Series D Preferred Stock shall have affixed thereto a legend substantially in the following form:

       The shares represented by this certificate are convertible into shares of common stock at a rate which may vary among different stockholders of the Corporation. Information concerning the conversion rate applicable to the shares represented by this certificate may be obtained from the Secretary of the Corporation.

              (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock with respect to a series of Series Preferred Stock shall be computed as follows:

                            (A)    CASH AND PROPERTY: Such consideration shall:

              (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

              (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

              (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and
       (II) above, as determined in good faith by the Board of Directors.

                            (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued with respect to a series of Series Preferred Stock pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                            (x)    the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                            (y)    the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

              (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date for a series of the Series Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Price for such series then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date for a series of the Series Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price for such series then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date for a series of Series Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for such series of Series Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for such series of Series Preferred Stock then in effect by a fraction:

                     (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and


                     (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution:

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully paid on the date fixed therefor, the Conversion Price for such series of Series Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for such series of Series Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

              (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for a series of Series Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of such series of Series Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series Preferred Stock.

              (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.


              (i)    Adjustment for Merger or Reorganization, etc.
                     --------------------------------------------

       (i) In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(a)(iii)), each share of Series A and B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A and B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A and B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A and B Preferred Stock.

       (ii) In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(b)(iii)), each share of Series D Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series D Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series D Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series D Preferred Stock.

       (iii) In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(c)(iii)), each share of Series E Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series E Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series E Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series E Preferred Stock.

       (iv) In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(d)(iii)), each share of Series F Preferred Stock shall thereafter be convertible into the kind and amount or shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series F Preferred Stock would have been entitled upon such consolidation, merger or sale; and in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series F Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series F Preferred Stock.

       (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series Preferred Stock against impairment.

       (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price for a series of Series Preferred Stock pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series Preferred Stock of such series a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price for the series of Series Preferred Stock held by such holder then in effect, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of such Series Preferred Stock.

              (l)    Notice of Record Date. In the event:
                     ---------------------

       (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

       (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

       (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

       (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series Preferred Stock, and shall cause to be mailed to the holders of the Series Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                     (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                     (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

       5.     Conversion Upon Certain Events.
              ------------------------------

              (a) The Corporation may, at its option, require all (but not less than all) the shares of Series A Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the then current conversion rate, if there shall be outstanding a number of shares of Series A Preferred Stock equal to less than 50% of the total number of shares of Series A Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

              (b) The Corporation may, at its option, require all (but not less than all) the shares of Series B Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the then current conversion rate, if there shall be outstanding a number of shares of Series B Preferred Stock equal to less than 50% of the total number of shares of Series B Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

              (c) The Corporation may, at its option, require all (but not less than all) the shares of Series D Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the then current conversion rate, if there shall be outstanding a number of shares of Series D Preferred Stock equal to less than 50% of the total number of shares of Series D Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

              (d) The Corporation may, at its option, require all (but not less than all) the shares of Series E Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the then current conversion rate, if there shall be outstanding a number of shares of Series E Preferred Stock equal to less than 50% of the total number of shares of Series E Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

              (e) The Corporation may, at its option, require all (but not less than all) the shares of Series F Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the then current conversion rate, if there shall be outstanding a number of shares of Series F Preferred Stock equal to less than 50 percent of the total number of shares of Series F Preferred Stock ever issued by the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

              (f) All outstanding shares of each series of Series Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price for such series simultaneously with the consummation (the "Mandatory Conversion Date") of an underwritten public offering of Common Stock of the Corporation pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock to the public in which (A) gross proceeds to the Corporation from such sale (before deduction of underwriting discounts and expenses of sale) are not less than $10,000,000 and (B) the per share sale price to the public is at least equal to 100% the Series E
Conversion Price.

              (g) All holders of record of shares of such series of Series Preferred Stock will be given written notice of the date fixed and the place designated for mandatory conversion of all of such shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock, as the case may be, pursuant to this Section
5. Such notice need not be given in advance of any date fixed for automatic conversion pursuant to Subsections (a), (b), (c), (d) or (e) above or of any Mandatory Conversion Date (collectively, a "Conversion Date"). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of the Series Preferred Stock to be converted shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Conversion Date, all rights with respect to the Series Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series Preferred Stock has been converted and payment of any declared but unpaid dividends thereon. Certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in a form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after any Conversion Date, and the surrender of the certificate or certificates for Series Preferred Stock to be converted, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              (h) All certificates evidencing shares of Series Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after a Conversion Date with respect to such shares, be deemed to have been retired and cancelled and the shares of Series Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series Preferred Stock accordingly.


       FIFTH.        In furtherance of and not in limitation of powers
conferred by statute, it is further provided:

              1.     Election of directors need not be by written ballot.

              2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

       SIXTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the Sate of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

       SEVENTH. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

       EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

       Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article.

       The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

       The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

       NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and the Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

       This Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders in compliance with the provisions of Section 228 and 245 of the General Corporation Law of Delaware.

       IN WITNESS WHEREOF, Ascent Pharmaceuticals, Inc. has caused the certificate to be signed, under penalties of perjury, by Emmett Clemente, its President, and attested by David E. Redlick, its Secretary, this 28th day of June, 1996.


                                           ASCENT PHARMACEUTICALS, INC.


                                           By:
                                              --------------------------------
                                              President


Attest:


--------------------------
Secretary



[Seal]

                                                                       EXHIBIT C

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH WARRANT IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON PURCHASE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 11 OF THIS WARRANT


Warrant No. __                                          Number of Shares: ______
(subject to adjustment)
Date of Issuance: June __, 1996

                             ASCENT PEDIATRICS, INC.

                          Common Stock Purchase Warrant

                          (Void after June_____, 2001)


         Ascent Pharmaceuticals, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ________________________________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or after the first to occur of (x) January 1, 1997 and (y) the occurrence of a Change in Control of the Company (as defined below) and on or before June_____, 2001 at not later than 5:00 p.m. (Boston, Massachusetts time), ___________________________________ (____) shares of the Company's common stock, $.00004 par value per share (the "Common Stock"), at a purchase price of $6.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         This Warrant is one of a series of warrants comprising the Company's Series F Common Warrants (as defined in a certain Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated June __, 1996, among the Company and the Purchasers named therein (the "Purchase Agreement")).

         For purposes of this Warrant, the following events shall be deemed to be a Change in Control of the Company:

                  (a) the date on which any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or the Registered Holder or any of its affiliates), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities;

                  (b) the closing of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and

                  (c) a complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets.


         1.       Purchase.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful currency of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

         (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to Subsection 1(c) below (the "Exercise Date") over the Purchase Price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                  (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq system or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this Subsection 1(b) shall be delayed until such determination is made.

         (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

         (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                           (i) certificate or certificates for the number of
full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Subsection 1(a) above.

         2.       Adjustments.

                  (a) If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of the Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of the Company's Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (b) In the event that the Company consummates an underwritten public offering of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the initial offer and sale of Common Stock to the public in which gross proceeds to the Company from such sale (before deducting underwriting discounts and expenses of sale) are not less than $10,000,000 (a "Qualifying Initial Public Offering"), then the Purchase Price in effect immediately prior to the consummation of such Qualifying Initial Public Offering (without regard to the operation of this Subsection 2(b)) (the "Pre-IPO Purchase Price") shall be adjusted to be equal to the per share price to the public in the Qualifying Initial Public Offering (the "IPO Price") if the IPO Price exceeds the Pre-IPO Price (in which event, the IPO Price shall then become the Purchase Price and shall thereafter be subject to further adjustment as provided herein, other than pursuant to this Section 2(b)).

                  (c) When any adjustment is required to be made in the Purchase Price as a result of the operation of Subsection 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (d) If there shall occur any capital reorganization or reclassification of or other change in the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 2(a) above), or a transfer of all or substantially all of the assets of the Company then, as part of any such reorganization, reclassification, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares (as determined on an aggregate basis for each exercise pursuant to this Warrant), but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Subsection 1(b) above.

         4. Requirements for Transfer.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Warrant or (y) a law firm then designated by the holder as its special counsel) to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Warrant or (y) a law firm then designated by the holder as its special counsel) is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

         5. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         7.       Notices of Record Date, etc.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will send or cause to be sent to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which such conversion was effective, or
(iii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date or effective date for an event specified in Subsection 7(a), (b) or (c). Such notice shall be given no later than ten (10) days after the effective date of an event specified in Subsection 7(b).

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company (provided that, for purposes of this Section 10, a letter of indemnity from an entity having total assets of at least $100,000,000 shall be deemed sufficient indemnity), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11.      Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) Overseas Holders. If such Registered Holder's principal address is a location outside of the United States of America and its territories, such Registered Holder (an "Overseas Holder"):

                           (i) is not a U.S. person (as defined in Securities
Act Rule 902(o) and is not acquiring this Warrant or any Warrant Shares purchased hereunder for the account or benefit of any U.S. person;

                           (ii) will transfer this Warrant or any Warrant Shares
purchased pursuant to any exercise hereunder only (x) in accordance with the provisions of Regulation S promulgated under the Securities Act ("Regulation S"),

(y) pursuant to an effective registration statement under the Securities Act, or
(z) pursuant to an available exemption from registration under the Securities Act; and

                           (iii) will not offer or sell this Warrant or any
Warrant Shares purchased hereunder to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of this Warrant, with respect to a transfer of this Warrant, or one year after the exercise of this Warrant, with respect to any Warrant Shares purchased hereunder.

         12. Giving of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Registered Holder at the address set forth on the warrant register maintained by the Company (or at such other address as may have been last furnished to the Company in writing by the holder), or (iii) upon confirmation of transmittal by telecopy to the Registered Holder, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number set forth on the warrant register maintained by the Company (or to such telecopy number as may have been last furnished to the Company in writing by the holder). All notices and other communications from the Registered Holder of this Warrant to the Company shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Company at its principal office set forth below, or (iii) upon confirmation of transmittal by telecopy, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number of the Company set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below or change its telecopy number to a number other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant in the manner prescribed herein, and thereafter all references in this Warrant to the location of its principal office or telecopy number at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Series F Common Warrants (as defined in the Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated June 28, 1996, among the Company and the Purchasers named therein).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         17. Termination. This Warrant, and the rights to purchase shares of Common Stock hereunder, shall terminate immediately upon exercise of the Series F Put Option (as defined in Section 7.4(c) of the Purchase Agreement) in accordance with the terms of the Purchase Agreement.


                                                  ASCENT PHARMACEUTICALS, INC.

[Corporate Seal]                                  By:___________________________

ATTEST:                                           Title:________________________

________________________                          Address: 9 Linnell Circle
                                                           Billerica, MA 01821

                                                  Telephone:  508-667-6300
                                                  Telecopier: 508-667-5322


ACCEPTED:

________________________


________________________

                                                                       EXHIBIT I


                                  PURCHASE FORM


To:________________                                          Dated:_____________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                                                Signature:

                                                Address: ______________________

                                                         ______________________

                                                                      EXHIBIT II


                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.__) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                    Address                        No. of Shares
----------------                    -------                        -------------





Dated:________________________                       Signature:_________________

Dated:________________________                       Signature:_________________

                                                                       Exhibit D


                       Subsequent Purchaser Signature Page
                       -----------------------------------

       By its execution and delivery of this signature page, the undersigned Subsequent Purchaser agrees to become a party to and be bound by the terms and conditions of the Ascent Pharmaceuticals, Inc. Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated as of June 28, 1996 (the "Series F Purchase Agreement"), and the Second Amended and Restated Voting Rights Agreement (as defined in Section 5.8 of the Series F Purchase Agreement) as to:
(i) the Additional Total Commitment Amount, (ii) the Subsequent Purchaser First Closing Funded Amount and (iii) the corresponding number of Subsequent Purchaser First Shares, Subsequent Purchaser Total Commitment Warrants and Subsequent Purchaser Funded Amount Warrants set forth below. The undersigned further authorizes this signature page (as a photocopy or facsimile copy) to be attached to the Series F Purchase Agreement and the Second Amended and Restated Voting Rights Agreement as a part thereof.



                                    Name of Subsequent Purchaser

                                    ____________________________________________

                                    By:_________________________________________

                                    Title:______________________________________


                                    Additional Total Commitment Amount:

                                    $___________________________________________


                                    Subsequent Purchaser First Closing Funded

                                    Amount: $___________________________________


                                    Number of Subsequent Purchaser First Shares:

                                    ____________________________________________

                                    Number of Subsequent Purchaser Total
                                    Commitment Warrants: _______________________

                                    Number of Subsequent Purchaser Funded
                                    Amount Warrants at Subsequent Purchaser
                                    First Closing: _____________________________




Agreed to and accepted this

____ day of _________, 1996.

ASCENT PHARMACEUTICALS, INC.


By:
   -------------------------
   Title:

                                                                       Exhibit E

                          ASCENT PHARMACEUTICALS, INC.

                        FOLLOW-ON FUNDING CLOSING NOTICE


To: The Purchasers of Series F Convertible Preferred Stock and Series F Common Warrants


Date: ________ __, 199_

Re:    Notice of Follow-On Funding Closing


       Pursuant to Sections 1.4 and 2.4 of the Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated as of June __, 1996, among Ascent Pharmaceuticals, Inc. (the "Company") and the Purchasers named on Exhibit A thereto (the "Purchase Agreement"), the Company hereby provides notice of a Follow-On Funding Closing to be held on [date]. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms as in the Purchase Agreement.

       The Call Amount at the Follow-On Funding Closing shall be $________. In connection with the Follow-On Funding Closing, subject to the terms and conditions of the Purchase Agreement, you will be called upon to fund an aggregate amount equal to $_______ (your Follow-On Funding Commitment Percentage multiplied by the Call Amount). In exchange, you will receive: __________ Follow-On Funding Shares and __________ Follow-On Funded Amount Warrants. Please note that your Follow-On Funding Commitment Percentage and the associated number of Follow-On Funding Shares and Follow-On Funded Amount Warrants are subject to adjustment as providedin Section 1.5 of the Purchase Agreement. In the event that such an adjustment is required, the Company will notify you prior to the Follow-On Funding Closing.


                              ASCENT PHARMACEUTICALS, INC.



                              By:_________________________________

                              Title:______________________________

                                                                       Exhibit H

              SECONDED AMENDED AND RESTATED VOTING RIGHTS AGREEMENT
              -----------------------------------------------------


       AGREEMENT made as of June 28, 1996 by and among those persons listed on the signature page under the caption "The Series A Group) (the "Series A Group"), those persons listed on the signature page under the caption "The Series B Group" (the "Series B Group") and those persons listed on the signature page under the caption "The Series D Group" (the "Series D Group"), those persons listed on the signature page under the caption "The Burr, Egan, Deleage Group" (the "Burr, Egan, Deleage Group"), the person listed on the signature page under the caption "The Atlas Group" (the "Atlas Group"), those persons listed on the signature page under the caption "The Series E Group" (the "Series E Group"), those persons listed on the signature page under the caption "The Series F Group" (together with any Subsequent Purchasers who have executed a Subsequent Purchaser Signature Page, as such terms are defined in the Series F Convertible Preferred Stock and Warrant Purchase Agreement of even date herewith, collectively, the "Series F Group"), and Ascent Pharmaceuticals, Inc., a Delaware corporation (the "Company"). The Series A Group, the Series B Group, the Series D Group, the Burr, Egan, Deleage Group, the Atlas Group, the Series E Group and the Series F Group are sometimes hereinafter referred to individually as a "Group" and collectively as "Stockholders."


                               W I T N E S S E T H
                               - - - - - - - - - -

       WHEREAS, the Series A Group owns certain of the outstanding shares of Series A Convertible Preferred Stock, $.00004 par value per share, of the Company ("Series A Stock"), the Series B Group owns certain of the outstanding shares of Series B Convertible Preferred Stock, $.00004 par value per share, of the Company ("Series B Stock"), the Series D Group and the Burr, Egan, Deleage Group own certain of the outstanding shares of Series D Convertible Preferred Stock, $.00004 par value per share, of the Company ("Series D Stock"), the Series E Group owns certain of the outstanding shares of Series E Convertible Preferred Stock, $.00004 par value per share, of the Company ("Series E Stock"), and the Series F Group owns certain of the outstanding shares of Series F Convertible Preferred Stock, $.00004 par value per share, of the Company ("Series F Stock");

       WHEREAS, the Series A Group, the Series B Group, the Series D Group, the Burr, Egan, Deleage Group, the Atlas Group and the Series E Group wish to terminate the Amended and Restated Voting

Rights Agreement, dated July 12, 1995, as amended (the "Previous Voting Rights Agreement") in its entirety; and

       WHEREAS, the Stockholders wish to set forth in writing certain of their understandings and agreements relating to their stock ownership rights as set forth below.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Stockholders agrees as follows:

       1.     Voting of Shares.
              ----------------

       (a) At each annual meeting of the Company's stockholders, and at each special meeting of the Company's stockholders at which directors are to be elected, and at any other time at which the Company's stockholders vote for the election of directors to the board of directors (whether by unanimous written consent in lieu of a meeting or otherwise), each of the Stockholders shall vote, whether in person or by proxy, or cause to be voted all Shares (as defined in Section 2 hereof) owned by him, or over which he has voting control, and otherwise use his reasonable best efforts and take all appropriate action, so as to:

              (i)    fix the number of directors of the Company at eight (8);

              (ii) nominate and elect as a director of the Company one (1) member designated by members of the Burr, Egan, Deleage Group who hold shares representing a majority of the capital stock of the Company (on an as-converted basis) held by all members of the Burr, Eagan, Deleage Group (a "Burr, Eagan Majority");

              (iii) nominate and elect as a director of the Company one (1) member designated by members of the Series A Group and the Series B Group who hold shares representing a majority of the capital stock of the Company (on an as-converted basis) held by all members of the Series A Group and the Series B Group (voting together as a single class) (a "Series A and Series B Majority");

              (iv) nominate and elect as a director of the Company one (1) member designated by members of the the Atlas Group who hold shares representing a majority of the capital stock of the Company (on an as-converted basis) held by all members of the Atlas Group (an "Atlas Majority");

              (v) nominate and elect as directors of the Company three (3) members who are not employees of the Company and who are reasonably acceptable to each of (A) the Chief Executive Officer of the Company (as such person shall be designated from time to time), (B) a Burr, Egan Majority, (C) an Atlas Majority and (D) a Series A and Series B Majority; and

              (vi) nominate and elect as directors of the Company two (2) members who shall be (A) the President and Chief Executive Officer of the Company, as such person shall be designated from time to time, and (B) the Chairman of the Board of the Company, as such person shall be designated from time to time.

       The initial designees shall be Terrance McGuire (designated by Burr, Egan, Deleage Group), Andre Lamotte (designated by the Series A and Series B Group), Michael DuCros (designated by the Atlas Group), Ray Baddour, Robert Baldini and Lee Schroeder (three designees who are reasonably acceptable to the President and Chief Executive Officer of the Company, the Burr, Egan, Deleage Group, the Atlas Group and the Series A and Series B Group), Alan F. Fox and Emmett Clemente (the current President and Chief Executive Officer and the Chairman of the Board of the Company, respectively).

       (b) The Company shall provide each Stockholder with at least seven (7) days prior written notice of any intended mailing of notice to stockholders for
(i) a meeting at which directors are to be elected or (ii) any proposed written consent in lieu of a meeting of stockholders pursuant to which directors are to be elected and the Burr, Egan, Deleage Group, the Atlas Group and the Series A Group and Series B Group, as the case may be, shall notify the Company in writing of the person(s) designated by it as its nominee for election as director. If the Burr, Egan, Deleage Group, the Atlas Group or the Series A and Series B Group shall fail to give notice to the Company as provided above, it shall be deemed that the designee(s) of the Burr, Egan, Deleage Group, the Atlas Group or the Series A Group and Series B Group, as the case may be, then serving as director(s) shall be its designee(s) for reelection. If the Burr, Egan, Deleage Group, the Atlas Group or the Series A Group and Series B Group shall fail to give notice to the Company as provided above and its prior designee was removed, died or resigned in accordance with (c) or (d) below, the designee(s) shall be named a majority of the remaining members of the Board of Directors.

       (c) No Stockholder shall vote to remove any director designated by another party or parties, except for such director's bad faith or willful misconduct. In the event that any director is so removed (a "Removed Director"), a nominee to fill the vacancy so created shall be proposed by the parties who originally designated the Removed Director and the Stockholders shall act in accordance with the provisions of Section 1(a) hereof to elect such nominee to the Board of Directors; provided, however, that, such parties shall not redesignate any Removed Director.

       (d) In the event that any director designated by another party dies or resigns, a nominee to fill the vacancy so created shall be proposed by the parties who originally designated the director and the Stockholders shall act in accordance with the provisions of Section 1(a) hereof to elect such nominee to the Board of Directors.

       (e) The obligations of each Stockholder of a Group to elect directors under this Section 1 may be satisfied by action taken by the Board of Directors to elect directors satisfactory to the parties hereunder.

       2. SHARES. As used in this agreement, the term "Shares" shall mean and include any and all shares of capital stock of the Company, by whatever name called, which carry voting rights and shall include any shares now owned or subsequently acquired by the Stockholders, however acquired, including, without limitation, through stock splits or stock dividends.

       3.     Termination.
              -----------

       (a) This Agreement, and all rights and obligations hereunder, shall terminate upon the earlier to occur of the following: (i) immediately prior to the closing of an Initial Public Offering (as such term is hereinafter defined) or (ii) the tenth (10th) anniversary of this Agreement; provided, however, that at any time within two (2) years prior to the tenth (10th) anniversary of this Agreement, the parties hereto may, but shall not be obligated to, extend the term of this Agreement for additional periods not to exceed ten (10) years.

       (b) For purposes of Section 3(a) hereof, the term "Initial Public Offering" shall mean an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, of either the Shares or the common stock of the Company with gross proceeds to the Company (before deduction of underwriting discounts and expenses of sale) of not less than $10,000,000.

       4. NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked, except by the written consent of a majority in interest (on an as-converted basis) of the members of each Group.

       5. RESTRICTIVE LEGEND. All certificates representing Shares owned or hereafter acquired by the Stockholders, or any transferee bound by this Agreement, shall have affixed thereto a legend substantially in the following form:

       "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Second Amended and Restated Voting Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

       6. ACTION AS DIRECTOR. No party hereto who is or may become a director of the Company either agrees or implies that he will exercise his authority as a director in any manner other than in accordance with his considered judgment at such time with respect to the best interests of the Company.

       7. TRANSFEREES; BINDING EFFECT. Except for Shares transferred pursuant to a registration statement filed under the Securities Act of 1933, as amended, Shares which are transferred shall remain subject to, and be entitled to the benefit of, this Agreement and each Stockholder who intends to sell any Shares shall require any proposed transferee, as a condition to such transfer, to deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. This Agreement shall also be binding upon and inure to the benefit of the Stockholders and their respective heirs, executors, administrators and legal representatives.

       8.     General.
              -------

       (a) SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

       (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Company and the other Stockholders, respectively, hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

       (c) GROUP. Except as otherwise expressly indicated herein, each Group shall act as a group by a vote of a majority of the Shares (on an as-converted basis) held by its respective members.

       (d) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, excluding the conflicts of laws provisions of the State of Delaware.

       (e) NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be (i) delivered by hand,
(ii) mailed by first class certified or registered mail, return receipt requested, postage prepaid or (iii) transmitted by telecopy with a hard copy mailed by first class certified or registered mail as aforesaid:

       If to the Company, at 9 Linnell Circle, Billerica, Massachusetts 01821, telecopy number (508) 667-5322, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to David E. Redlick, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, telecopy number (617) 526-5000; or

       If to a Stockholder, at his address as it appears on the stock record books of the Company, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder.
       Notices provided in accordance with this Section 8(e) shall be deemed delivered upon personal delivery or (i) in the case of notices provided within the continental United States, 48 hours after deposit in the mail, (ii) in the case of notices provided between the United States and Europe or the Middle East, ten (10) days after deposit in the mail and (iii) in the case of notices provided by telecopy, upon completion of transmission to the addressee's telecopier.

       (f) TERMINATION OF PREVIOUS VOTING RIGHTS AGREEMENT; COMPLETE AGREEMENT; AMENDMENTS. The Previous Voting Rights Agreement is hereby terminated in its entirety and this Agreement now constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by a majority in interest (based upon their then current ownership of Shares on an as-converted basis) of each Group.

       (g) WAIVERS AND FURTHER AGREEMENTS. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

       (h) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice-versa.

       (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which shall be one and the same document.

       (j) CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a sealed instrument on the date first above written.

                                    ASCENT PHARMACEUTICALS, INC.



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    THE SERIES A GROUP:


                                    ---------------------------------------
                                    Raymond Baddour

                                    MEDICAL SCIENCE PARTNERS, L.P.



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    THE SERIES B GROUP:

                                    MEDICAL SCIENCE PARTNERS, L.P.



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    EUROPAR



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    K/S NORDIC HEALTH CARE
                                    PARTNERS



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    HOEGH INVEST A/S



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                    FOUNDATION THOMAS FEARNLEY



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    AL-MIDANI INVESTMENT COMPANY



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                    --------------------------------------
                                    Salah Salhab


                                    THE SERIES D GROUP:
                                    ------------------

                                    BENEFIT CAPITAL MANAGEMENT
                                    CORPORATION, as investment
                                    manager for The Prudential
                                    Insurance Company of America (Separate
                                    Account Number VCA-GA-5298)

                                    By:
                                       ------------------------------------
                                       Name: Sue DeCarlo
                                       Title: Chief Financial Officer


                                    NEW YORK LIFE INSURANCE
                                    COMPANY



                                    By:
                                       ------------------------------------
                                       Name: Richard Drake
                                       Title: Assistant Vice President


                                    AL-MIDANI INVESTMENT COMPANY



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                    K/S NORDIC HEALTH CARE
                                    PARTNERS



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                    EUROPAR



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    MEDICAL SCIENCE PARTNERS, L.P.

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    SEIF FOUNDATION-LEICHTENSTEIN



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                    ---------------------------------------
                                    Mohamad Khaled Omari


                                    SOLTER CORPORATION



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                    -------------------------------
                                    Riyad Ali Murtada


                                    SAWARY LIMITED



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    ---------------------------------------
                                    Richard J. Bradley



                                    ---------------------------------------
                                    Martin Pestalozzi


                                    JAHLEEL CORPORATION



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                    ---------------------------------------
                                    Georges Muller


                                    THE BURR, EGAN, DELEAGE GROUP:

                                    ALTA V LIMITED PARTNERSHIP

                                    By:   Alta V Management
                                    Partners L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    CUSTOM HOUSE PARTNERS



                                    By:
                                       ------------------------------------

                                        Name:
                                        Title:


                                    ATLAS VENTURE FUND II, L.P.

                                    By:  Atlas Venture
                                          Associates II, L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    VENTURES MEDICAL II, L.P.

                                    By:  Venture Medical Associates


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    The Atlas Group:
                                    ---------------


                                    ATLAS VENTURE FUND II, L.P.

                                    By: Atlas Venture Associates
                                           II, L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title


                                    THE SERIES E GROUP:
                                    ------------------


                                    ALTA V LIMITED PARTNERSHIP

                                    By:   Alta V Management

                                             Partners L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    BENEFIT CAPITAL MANAGEMENT CORPORATION, as
                                     investment manager for The Prudential
                                     Insurance Company of America (Separate
                                     Account Number VCA-GA-5298)



                                    By:
                                       ------------------------------------
                                       Name: Sue DeCarlo
                                       Title: Chief Financial Officer


                                    CUSTOM HOUSE PARTNERS


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    MEDICAL SCIENCE PARTNERS II, L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    NEW YORK LIFE INSURANCE COMPANY


                                    By:
                                       ------------------------------------
                                       Name: Richard F. Drake
                                       Title: Vice President

                                    VENTURES MEDICAL II, L.P.

                                    By: Ventures Medical Associates


                                    By:____________________________
                                       Name:
                                       Title:



                                    The Series F Group

                                    ADAMS, HARKNESS & HILL, INC.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    ATLAS VENTURE FUND II, L.P.

                                    By: Atlas Venture Associates
                                           II, L.P.


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title


                                    --------------------------------------
                                    Raymond Baddour


                                    BENEFIT CAPITAL MANAGEMENT CORPORATION, as
                                    investment manager for The Prudential
                                    Insurance Company of America (Separate
                                    Account Number VCA-GA-
                                    5298)

                                    By:
                                       ------------------------------------
                                       Name:  Sue DeCarlo
                                       Title: Chief Financial Officer


                                    BURR, EGAN, DELEAGE & COMPANY



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title


                                    NEW YORK LIFE INSURANCE COMPANY



                                    By:
                                       ------------------------------------
                                       Name: Richard Drake
                                       Title: Vice President

                                    AMENDMENT

                                       OF

      SERIES F CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                            DATED AS OF JUNE 28, 1996

       Pursuant to Section 16 of the Series F Convertible Preferred Stock and Warrant Agreement, dated as of June 28, 1996, among Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), the parties named on EXHIBIT A thereto and certain other parties named therein (the "Agreement"), the undersigned, in its capacity as holder of Shares, consents to an amendment of Section 1.3 of the Agreement extending the Subsequent Purchaser Acceptance Period until December 31, 1996 and increasing the limit of the sum of the First Purchaser Total Commitment Amount and the total of all Additional Total Commitment Amounts to $15,000,005, so that said Section shall read in its entirety as follows:

              "1.3 Sale of and Commitment to Purchase Shares and Series F Common Warrants by Subsequent Purchaser(s).

                  On and subject to the terms and conditions of this Agreement, during the period commencing on the date of the First Closing and ending on December 31, 1996 (the "Subsequent Purchaser Acceptance Period"), the Company may (on one or more occasions), but shall not be obligated to, obtain additional commitments to invest in Series F Preferred ("Additional Total Commitment Amounts") from additional investors; PROVIDED, HOWEVER, that in no event may the sum of (x) the First Purchaser Total Commitment Amount and (y) the total of all Additional Total Commitment Amounts exceed $15,000,005. Each party who desires to make such a commitment shall execute and deliver an appropriate counterpart signature page to this Agreement substantially in the form of Exhibit D (a "Subsequent Purchaser Signature Page") which shall set forth the Additional Total Commitment Amount of such party. From and after the execution and delivery by such party of a Subsequent Purchaser Signature Page, each such party shall be deemed a Subsequent Purchaser hereunder, shall be deemed a party to this Agreement and shall be deemed to have committed to invest in Series F Preferred and Series F Common Warrants an amount equal to such Subsequent Purchaser's Additional Total Commitment Amount. Each Purchaser hereby authorizes the Company to make appropriate amendments to Exhibit A and
      Schedule 1.5 following each Subsequent Purchaser First Closing

       (as defined below) to reflect the Subsequent Purchasers, their status as Priority Purchasers (as defined in Section 1.5), their Additional Total Commitment Amounts and the number of Shares and Warrants purchased at their Subsequent Purchaser First Closings, which amendments to Exhibit A and Schedule 1.5 shall be binding upon all Purchasers absent manifest error. At each first closing for any Subsequent Purchaser(s) (each, a "Subsequent Purchaser First Closing"), each Subsequent Purchaser shall purchase from the Company, for a cash purchase price agreed by the Company and such Subsequent Purchaser and set forth on the Subsequent Purchaser Signature Page executed by such Subsequent Purchaser (which amount shall be such Subsequent Purchaser's "Subsequent Purchaser First Closing Funded Amount"), and the Company shall sell and issue to each Subsequent Purchaser funding for the first time at such Subsequent Purchaser First Closing:

                     (a) the number of shares of Series F Preferred as is equal to such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount divided by $6.50 (the "Subsequent Purchaser First Shares");

                     (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Additional Total Commitment Amount and 0.1, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Total Commitment Warrants"); and

                     (c) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount and 0.3, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Funded Amount Warrants")."

       Capitalized terms used herein but not otherwise defined herein have the meanings ascribed thereto in the Agreement.

       The undersigned hereby agrees that this Amendment shall be effective for all purposes upon the receipt of a telecopy by the Company or its counsel of a signed signature page of this Amendment and that the Company or its counsel is authorized to attach such signed signature page to the pages comprising the balance of this Amendment.

       This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

       Executed as a sealed instrument as of the date set forth below.


                                          ADAMS, HARKNESS & HILL, INC.


                                          By: /s/ Harold Wells
                                             -----------------------------------
                                          Name: Harold Wells
                                          Title:
                                          Date: 12/10/96


                                          BENEFIT CAPITAL MANAGEMENT
                                          CORPORATION, as investment manager for
                                          The Prudential Insurance Company of
                                          America (Separate Account Number VCA
                                          GA-5298)



                                          By: /s/ Sue DeCarlo
                                             -----------------------------------
                                          Name: Sue DeCarlo
                                          Title: CFO
                                          Date: 12/9/96


                                          NEW YORK LIFE INSURANCE
                                          COMPANY



                                          By: /s/ Richard Drake
                                             -----------------------------------
                                          Name: Richard Drake
                                          Title: Investment Vice President
                                          Date: 12/11/96


                                          ASCENT PEDIATRICS, INC.



                                          By: /s/ Alan R. Fox
                                             -----------------------------------
                                          Name: Alan R. Fox
                                          Title:
                                          Date: 12/11/96

                 AMENDMENT NUMBER 2 TO THE SERIES F CONVERTIBLE
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


       The Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated as of June 28, 1996, as amended (the "Series F Purchase Agreement"), is amended as follows:

       1. Section 1.3 of the Series F Purchase Agreement is amended to extend the Subsequent Purchaser Acceptance Period until February 28, 1997, so that said Section shall read in its entirety as follows:

              "1.3 Sale of and Commitment to Purchase Shares and Series F Common Warrants by Subsequent Purchaser(s).

                  On and subject to the terms and conditions of this Agreement, during the period commencing on the date of the First Closing and ending on February 28, 1997 (the "Subsequent Purchaser Acceptance Period"), the Company may (on one or more occasions), but shall not be obligated to, obtain additional commitments to invest in Series F Preferred ("Additional Total Commitment Amounts") from additional investors; provided, however, that in no event may the sum of (x) the First Purchaser Total Commitment Amount and (y) the total of all Additional Total Commitment Amounts exceed $15,000,005. Each party who desires to make such a commitment shall execute and deliver an appropriate counterpart signature page to this Agreement substantially in the form of Exhibit D (a "Subsequent Purchaser Signature Page") which shall set forth the Additional Total Commitment Amount of such party. From and after the execution and delivery by such party of a Subsequent Purchaser Signature Page, each such party shall be deemed a Subsequent Purchaser hereunder, shall be deemed a party to this Agreement and shall be deemed to have committed to invest in Series F Preferred and Series F Common Warrants an amount equal to such Subsequent Purchaser's Additional Total Commitment Amount. Each Purchaser hereby authorizes the Company to make appropriate amendments to Exhibit A and
      Schedule 1.5 following each Subsequent Purchaser First Closing (as defined below) to reflect the Subsequent Purchasers, their status as Priority Purchasers (as defined in Section 1.5), their Additional Total Commitment Amounts and the number of Shares and Warrants purchased at their Subsequent Purchaser First Closings, which amendments to Exhibit A and
      Schedule 1.5 shall be binding upon all Purchasers absent manifest error. At each first closing for any Subsequent Purchaser(s) (each, a "Subsequent Purchaser First Closing"), each Subsequent Purchaser shall purchase from the Company, for a cash purchase price agreed by the Company and such Subsequent Purchaser and set forth on the Subsequent Purchaser Signature Page executed by such Subsequent Purchaser (which amount shall be such Subsequent Purchaser's "Subsequent Purchaser First Closing Funded Amount"), and the Company shall sell and issue to each Subsequent Purchaser funding for the first time at such Subsequent Purchaser First Closing:

                     (a) the number of shares of Series F Preferred as is equal to such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount divided by $6.50 (the "Subsequent Purchaser First Shares");

                     (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Additional Total Commitment Amount and 0.1, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Total Commitment Warrants"); and

                     (c) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of such Subsequent Purchaser's Subsequent Purchaser First Closing Funded Amount and 0.3, and the denominator of which shall be $6.50 (the "Subsequent Purchaser Funded Amount Warrants")."

       2. Section 1.4 of the Series F Purchase Agreement is amended to increase the Call Amount limit to the excess of (x) $15,000,005 over (y) the total amount previously invested by the Purchasers at all prior closings pursuant to the Series F Purchase Agreement, so that said Section shall read in its entirety as follows:

              "1.4 FOLLOW-ON FUNDING CLOSING(S) BY PURCHASERS. On and subject to the terms and conditions of this Agreement, following the expiration of the Subsequent Purchaser Acceptance Period and on or prior to June 30, 1997, the Company may, at its option, at one or more additional fundings as specified in Section 2.4 (each a "Follow-On Funding Closing"), require the Purchasers to provide additional funding to the Company (the aggregate amount to be funded at a Follow-On Funding Closing being referred to as the "Call Amount"); provided, however, that the Call Amount may not exceed the excess of (x) $15,000,005 over (y) the total amount previously invested by the Purchasers at all prior closings pursuant to this Agreement. At each Follow-On Funding Closing, the Company shall sell and issue to each Purchaser, and each Purchaser shall purchase from the Company for cash:

                     (a) the number of shares of Series F Preferred as is equal to the product of the Call Amount for such Follow-On Funding Closing and such Purchaser's Follow-On Funding Commitment Percentage (as defined below) divided by $6.50 (the "Follow-On Funding Shares"); and

                     (b) a Series F Common Warrant to purchase the number of shares of Common Stock as is equal to a fraction, the numerator of which shall be equal to the product of the amount funded by such Purchaser at such Follow-On Funding Closing (the "Follow-On Funded Amount") and 0.3, and the denominator of which shall be $6.50 (the "Follow-On Funded Amount Warrants").

The purchase price to be paid by a Purchaser at each Follow-On Funding Closing shall be equal to the Call Amount times such Purchaser's Follow-On Funding Commitment Percentage (as defined below). For purposes of this Agreement, a Purchaser's Follow-On Funding Commitment Percentage (which shall be computed separately for each Follow-On Funding Closing) shall mean a fraction, the numerator of which shall be such Purchaser's Total Commitment Amount or Additional Total Commitment Amount less the amount that the Purchaser previously has invested in the Company pursuant to this Agreement and the denominator of which shall be the total amount of all Purchasers' Total Commitment Amounts and Additional Total Commitment Amounts less the sum of the amount that all Purchasers previously have invested in the Company pursuant to this Agreement. Follow-On Funding Commitment Percentages shall be subject to adjustment as provided in Section 1.5. In no event shall a Purchaser be required to fund pursuant to all closings under this Agreement an amount in excess of such Purchaser's Total Commitment Amount or Additional Total Commitment Amount."

       3. Section 1.6 of the Series F Purchase Agreement is amended to provide that the Company will not use the proceeds from the sale of Series F Preferred Stock for any purpose that would be a violation of Section 107.720 of Title 13 of the Code of Federal Regulations, so that said Section shall read in its entirety as follows:

              "1.6 USE OF PROCEEDS. The Company will use the proceeds from the sale of the First Shares, Subsequent Purchaser First Shares and Follow-On Funding Shares (collectively, the "Shares") and the Series F Common Warrants for (i) the continued development of the Company's products,
       (ii) the development of the Company's sales and marketing efforts and additional administrative functions, (iii) inventories and accounts receivables related to the Company's internally developed products and
       (iv) other working capital and valid corporate purposes; provided, however, that the Company will not use the proceeds from the sale of such shares for any purpose that would be a violation of Section 107.720 of Title 13 of the Code of Federal Regulations."

       4. The Series F Purchase Agreement is amended to add the following new Section 2.5, which section provides for the definition of "Final Closing":

              "2.5. FINAL FIRST CLOSING. The final closing and sale and commitment to sell the Shares shall occur on January 31, 1997, or such other time and date as are mutually agreeable to the Company and the Purchasers first funding at such closing (the "Final Closing")."

       Section 3.2 of the Series F Purchase Agreement is amended to update the capitalization of the Company as of the Final Closing, so that said Section shall read in its entirety as follows:

              "3.2 Capitalization.
                   --------------

                     (a) Immediately prior to the First Closing the authorized capital stock of the Company will consist of 11,000,000 shares of Common Stock, of which 233,125 shares will be issued and outstanding, and 5,658,563 shares of Preferred Stock, $.00004 par value per share (the "Preferred Stock"), of which:

                            (i) 800,000 shares will have been designated Series
                     A Convertible Preferred Stock, $.00004 par value per share ("Series A Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 800,000 shares of Common Stock;

                            (ii) 399,999 shares will have been designated Series
                     B Convertible Preferred Stock, $.00004 par value per share ("Series B Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 415,565 shares of Common Stock; and

                            (iii) 1,399,589 shares will have been designated
                     Series D Preferred Stock, $.00004 par value per share ("Series D Preferred"), 1,359,522 of which shares will be issued and outstanding and convertible on an aggregate basis into 1,359,522 shares of Common Stock;

                            (iv) 1,166,667 shares will have been designated
                     Series E Preferred Stock, $.00004 par value per share ("Series E Preferred"), 733,371 of which will be issued and outstanding and convertible on an aggregate basis into 733,371 shares of Common Stock; and

                            (v) 1,892,308 shares have been designated Series F
                     Preferred, none of which will be issued and outstanding.

              (b) Immediately prior to the Final Closing the authorized capital stock of the Company will consist of 20,000,000 shares of Common Stock, of which 233,125 shares will be issued and outstanding, and 6,120,103 shares of Preferred Stock, $.00004 par value per share (the "Preferred Stock"), of which:

                            (i) 800,000 shares will have been designated Series
                     A Convertible Preferred Stock, $.00004 par value per share ("Series A Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 800,000 shares of Common Stock;

                            (ii) 399,999 shares will have been designated Series
                     B Convertible Preferred Stock, $.00004 par value per share ("Series B Preferred"), all of which shares will be issued and outstanding and convertible on an aggregate basis into 415,565 shares of Common Stock; and

                            (iii) 1,399,589 shares will have been designated
                     Series D Preferred Stock, $.00004 par value per share ("Series D Preferred"), 1,359,522 of which shares will be issued and outstanding and convertible on an aggregate basis into 1,359,522 shares of Common Stock;

                            (iv) 1,166,667 shares will have been designated
                     Series E Preferred Stock, $.00004 par value per share ("Series E Preferred"), 733,371 of which will be issued and outstanding and convertible on an aggregate basis into 733,371 shares of Common Stock; and

                            (v) 2,353,848 shares have been designated Series F
                     Preferred, 811,536 of which will be issued and outstanding and convertible on an aggregate basis into 811,536 shares of Common Stock.

                            (c) EXHIBIT F sets forth the number of shares of
                     Common Stock reserved for issuance pursuant to the exercise of stock options, warrants and other securities. All of such issued and outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, and Series F Preferred have been duly authorized and validly issued and are fully paid and nonassessable. The relative rights, preferences, restrictions and other provisions relating to the capital stock of the Company are as set forth on EXHIBIT B hereto and all designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with applicable law and have been adopted in accordance with applicable law. Except with respect to warrants to purchase an aggregate of 40,067 shares of Series D Preferred (the "Series D Warrants") and warrants to purchase 360,802 shares of Common Stock immediately prior to the First Closing (712,573 shares of Common Stock immediately prior to the Final Closing) (all warrants outstanding being referred to collectively as the "Warrants") and except as set forth in EXHIBIT F hereto or provided in this Agreement and in the terms of the Warrants, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and
                     (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this Agreement or as set forth on EXHIBIT F hereto, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act (as defined in Section 8.1). All of the issued and outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred and the Warrants have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. Except as set forth on EXHIBIT F hereto or by the terms of this Agreement, to the best of the Company's knowledge there are no restrictions on transfer relating to any capital stock of the Company other than those arising from Federal and state securities laws and there are no voting trusts, shareholders agreements, pledge agreements or buy/sell agreements between a stockholder and any other person or entity relating to any capital stock of the Company."

       5. Section 3.8 of the Series F Purchase Agreement is amended to provide that the Company shall provide the Purchasers purchasing at the Final Closing unaudited balance sheets and related statements of operations, stockholder's equity (deficit) and cash flows for the Company for the periods ending March 31, 1996, June 30, 1996, and September 30, 1996, and to provide that such information shall be deemed "Financial Statements" for purposes of
Section 3.8, so that said Section shall read in its entirety as follows:

              "3.8 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers (i) the audited balance sheet and related statements of operations, stockholders' equity (deficit) and cash flows for the Company as at and for the year ended December 31, 1995 (the "Audited Financial Statements"), and (ii) the unaudited balance sheet and related statements of operations, stockholders' equity (deficit) and cash flows for the Company for the period ending March 31, 1996 (the "Unaudited Financial Statements") (the Audited Financial Statements and the Unaudited Financial Statements, collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Unaudited Financial Statements do not contain footnotes and are subject to year-end adjustment. The Financial Statements fairly present in all material respects the financial position and results of operations of the Company as at the dates thereof and for the periods covered thereby. Since March 31, 1996, after giving effect to the consideration that the Company is a development stage company which has incurred substantial operating losses and expects to incur further operating losses, and that developments concerning the Company must be assessed in that context, (i) there has been no change in the assets, liabilities or financial condition of the Company except for changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse and (ii) the business, prospects, financial condition, operations, property or affairs of the Company or its subsidiaries have not been materially adversely affected by any occurrence or development, individually or in the aggregate, other than occurrences and developments generally affecting the economy and the industry in which the Company operates. For Purchasers purchasing at the Final Closing the Company has furnished to such Purchasers unaudited balance sheets and related statements of operations, stockholder's equity (deficit) and cash flows for the Company for the periods ending March 31, 1996, June 30, 1996, and September 30, 1996, and such information shall be deemed Financial Statements for purposes of this Section 3.8."

       6. The Series F Purchase Agreement is amended to add the following new Section 3.23, which section provides for the representation and warranty by the Company regarding certain Small Business Administration ("SBA") Forms:

              "3.23 SBIC INFORMATION. All information set forth in the SBA Forms regarding the Company and its affiliates is accurate and complete. Copies of such forms have been, on or prior to the date hereof (or within 20 days of closing in the case of Form 1031), completed and executed by the Company and delivered to any Stockholder that is a Small Business Investment Company ("SBIC")."

       7. The Series F Purchase Agreement is amended to add the following new Section 3.24, which section provides that the Company and its subsidiaries do not engage in any activity which would render the Company ineligible to receive financing assistance from an SBIC as provided in 13 USC 107.720:

              "3.24 ELIGIBILITY. The Company and its subsidiaries do not engage in any activity which would render the Company ineligible to receive financing assistance from an SBIC as provided in 13 U.S.C. 107.720."


       8. Section 5.1 of the Series F Purchase Agreement is amended to provide that the representations and warranties of Section 3 shall apply to the Final Closing, so that said Section shall read in its entirety as follows:

              "5.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES. In the case of the First Closing and the Final Closing, each representation and warranty contained in Section 3 shall be true on and as of the date of the First Closing and the date of the Final Closing with the same effect as though such representation and warranty had been made on and as of those dates. In the case of each Subsequent Purchaser First Closing and Follow-On Funding Closing, the representations and warranties contained in Sections 3.1, 3.5, 3.6 and 3.7 shall be true and correct on and as of the date of such Follow-On Funding Closing."

       9. Section 5.3 of the Series F Purchase Agreement is amended to provide that the opinion from Hale and Dorr LLP to be issued at the Final Closing shall be dated the date of the Final Closing, so that said Section shall read in its entirety as follows:

              "5.3   Opinion of Counsel.
                     ------------------

                            (a) At each First Closing and each Subsequent Purchaser First Closing, each Purchaser purchasing Shares and Series F Common Warrants at each such Closing shall have received an opinion from Hale and Dorr LLP, counsel for the Company, dated the date of each such Closing, addressed to such Purchasers at each such Closing, satisfactory in form and substance to each Purchaser, to the effect that:


                            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted, to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business and in good standing in the Commonwealth of Massachusetts.

                            (ii) After the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware, the authorized and (based solely on such counsel's review of the Company's stock record books) outstanding capital stock of the Company will be as described in subsection 3.2 of this Agreement.

                            (iii) The issuance, sale and delivery of the Shares and Series F Common Warrants to be sold at such Closing by the Company in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of such Shares or exercise of such Series F Common Warrants, have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and such Shares and Series F Common Warrants when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of such Shares or exercise of such Series F Common Warrants, when issued upon such conversion or upon such proper exercise, will be duly and validly issued, fully paid and nonassessable. Neither the issuance, sale or delivery of the Shares and Series F Common Warrants is, nor will the issuance or delivery of the shares of Common Stock upon proper conversion or exercise thereof be, subject to any preemptive right of stockholders of the Company arising under the General Corporation Laws of the State of Delaware or the Company's Certificate of Incorporation or By-laws, or, to the best of such counsel's knowledge, under any contractual right of first refusal or other right in favor of any person that has not been waived or complied with.

                            (iv) The execution, delivery and performance by the Company of this Agreement, the Series F Common Warrants and the Second Amended and Restated Voting Rights Agreement and the execution and filing of the Amended and Restated Certificate have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Company. This Agreement (other than subsections 8.7 and 8.8 hereof, as to which no opinion need be expressed) constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution, delivery and performance of this Agreement and the offer, issue and sale of the Shares and the Series F Common Warrants to be sold at such Closing hereunder and the issue of shares of Common Stock upon proper conversion or exercise, will not conflict with, or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Amended and Restated Certificate of Incorporation, as amended, or By-laws of the Company, or any indenture, lease, agreement, or other instrument known to such counsel to which the Company is a party or by which it or any of its properties are bound and which is set forth on Exhibit F hereto, or any decree, judgment or order specifically naming the Company and known to such counsel.

                            (v) Except as obtained and in effect at such Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority other than filings required to be made under applicable Federal and state securities laws, is required on the part of the Company in connection with the execution, delivery and performance of this Agreement, the Series F Common Warrants and the Second Amended and Restated Voting Rights Agreement, or (assuming no change in applicable facts or circumstances) the offer, issue, sale and delivery of the Shares and the Series F Common Warrants to be sold at such Closing and the shares of Common Stock to be issued and delivered upon conversion or exercise thereof, or the other transactions to be consummated at the Closing pursuant to this Agreement.

                            (vi) Based on the representations of each of the Purchasers in Section 4, the offer, issuance and sale of the Shares and the Series F Common Warrants to be sold at such Closing pursuant to this Agreement and the issuance of the shares of Common Stock to be issued upon conversion or exercise thereof, are exempt from registration under the Securities Act of 1933, as amended.

                            (vii) To the best of such counsel's knowledge, except as set forth in EXHIBIT F to this Agreement, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened against the Company.

                            (viii) Based on representations of the Company,
              neither the issuance and sale of the Shares and Series F Common Warrants to be sold at the Closing pursuant to this Agreement nor the intended use of the proceeds thereof will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, and it is not necessary for a Purchaser to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3.

                     (b) At each Follow-On Funding Closing, each Purchaser purchasing Shares and Series F Common Warrants at such Closing shall have received an opinion from Hale and Dorr LLP, dated the date of such Follow-On Funding Closing, addressed to such Purchasers covering the matters described in clauses (i), (ii),
              (iii), (iv), (v), (vi) and (viii) of Section 5.3(a), except that the opinion described in clause (ii) as to outstanding capital stock shall relate to the Company's capital stock as of the date of the First Closing."

              10. The Series F Purchase Agreement is amended to add the following new Section 5.14, which section provides that the Company shall provide certain executed SBA Forms to SBIC Purchasers:

                     "5.14  SBIC FORMS. On the date hereof, any Purchaser that
              is an SBIC shall have received from the Company fully executed Small Business Administration Forms 480 and 652 (together with Small Business Administration Form 1031, the "SBA Forms")."

              11. Section 7.1 of the Series F Purchase Agreement is amended to provide certain observance rights to any Purchaser that is an SBIC, so that said Section shall read in its entirety as follows:

                     "7.1   INSPECTION. The Company shall permit each
              Stockholder, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested. In the event that the Stockholder is a SBIC and, if the Company requests, the SBIC Stockholder and the Company execute a confidentiality agreement reasonably satisfactory to the Company, the Company further covenants and agrees that it will permit such Stockholder and its appropriate permitted transferees and its and their appropriate representatives (including without limitation, examiners from the SBA) to inspect the properties of the Company and to examine and make extracts and copies from the books and records of the Company during normal business hours (including, without limitation, for purposes of verifying the certifications and representations made by the Company in the SBA Forms and this Agreement and in verifying compliance with the covenants contained in this Agreement)."

       12. The Series F Purchase Agreement is amended to add the following new section 7.11, which section provides that the Company shall provide certain information to the Purchasers:

              "7.11 INFORMATION. In addition, the Company covenants and agrees to provide to the Stockholders any other information which any Stockholder reasonably requests, including without limitation, at least annually, sufficient financial and other information necessary to allow the Stockholder to evaluate the financial condition of the Company for the purpose of valuing the Stockholder's interest in the Company, to determine the continued eligibility of the Company under the Small Business Investment Act of 1958, as amended (the "SBIA") and the regulations thereunder, including Title 13, Code of Federal Regulations,
       Section 121.301, and to verify the use of the proceeds received by the Company from the purchase of the shares. All such information shall be certified by the President, Chief Executive Officer, Treasurer or Chief Financial Officer of the Company. Within 20 days of the date hereof, the Company shall have provided any Purchaser that is an SBIC a completed Small Business Administration Form 1031. Promptly after the end of each fiscal year of the Company (and in any event prior to February 28 of each year), the Company shall provide to any Purchaser that is an SBIC a written assessment in form and substance satisfactory to any Purchaser that is an SBIC of the economic impact of the financing assistance provided to the Company by any Purchaser that is an SBIC, specifying the full time equivalent jobs created or retained, and the impact of the financing on the revenues and profits of the business and on taxes paid by the business and its employees. Upon the request of any Purchaser that is an SBIC the Company will also provide all information requested by any Purchaser that is an SBIC in order for it to prepare and file SBA Form 468 and any other information requested or required by any governmental agency asserting jurisdiction over any Purchaser that is an SBIC.

       13. The Series F Purchase Agreement is amended to add the following new section 7.12, which section provides that the Company shall not for a period of one year after the Final Closing change its business activity to render the Company ineligible to receive financial assistance from a SBIC under the SBA and the regulations thereunder:

              "7.12 BUSINESS. For a period of one year following the date hereof, the Company will not change its business activity if such change would render the

       Company ineligible to receive financial assistance from a SBIC under the SBA and the regulations thereunder."

       14. The Series F Purchase Agreement is amended to add the following new section 7.13, which section provides that the Company shall at all times comply with the nondiscrimination requirements of 13 C.F.R., Parts 112, 113 and 117:

              "7.13 NON-DISCRIMINATION. The Company shall at all times comply with the nondiscrimination requirements of 13 C.F.R., Parts 112, 113 and 117."

       15. The Series F Purchase Agreement is amended to add the following new section 7.14, which section provides for certain regulatory sales or dispositions of the Shares:

              "7.14 REGULATORY SALE OR DISPOSITION. Anything herein to the contrary notwithstanding, in the event that any Stockholder or any of its Affiliates shall deliver to the Company an opinion of counsel to such Stockholder or such Affiliate, as the case may be, to the effect that if such Stockholder or such Affiliate, as the case may be, shall continue to hold some or all of the Shares or any other securities of the Company held by it, there is a material risk that such ownership will result in the violation of any statute, regulation or rule of any governmental authority (including, without limitation, Regulation Y), such Stockholder or such Affiliate, as the case may be, may sell, exchange or otherwise dispose of its Shares, as the case may be, in as prompt and orderly a manner as is reasonably necessary. The Company shall cooperate with such Stockholder or such Affiliate as the case may be, in (i) disposing of its Shares or (ii) to the extent the parties to this Amendment have the power to so provide, exchanging all or any portion of its voting Shares on a share-for-share basis for shares of a non-voting security of the Company (such non-voting security shall, to the extent the parties to this Amendment have the power to so provide, be identical in all respects to such voting Shares, except that they shall be non-voting and shall be convertible or exercisable into voting securities on such conditions as are requested by such Stockholder in light of the regulatory considerations prevailing). Without limiting the forgoing, at the request of such Stockholder or such Affiliate, as the case may be, the Company shall provide (and authorize such Stockholder or such Affiliate, as the case may be, to provide) financial and other information concerning the Company to any prospective purchaser of the Shares owned by such Stockholder or such Affiliate, as the case may be, and shall, to the extent the parties to this Amendment have the power to so provide, amend this Agreement, the articles of incorporation of the Company, the bylaws of the Company, and any related agreements and instruments and shall take such additional actions, to the extent the parties to this Amendment have the power to so provide, in order to effectuate and reflect the foregoing. The provisions of this Section 7.14 shall inure solely to the benefit of the

       Stockholders and their Affiliates which are subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder) or the SBIA. The Company shall not be required to provide any such information unless the recipient thereof signs a confidentiality agreement reasonably satisfactory to the Company."

       16. The Series F Purchase Agreement is amended to add the following new section 7.15, which section provides that the Company acknowledges its awareness that Paribas Principal Inc. is a Federal licensee under the Small Business Investment Act of 1958, as amended:

              "7.15 COMPANY AWARENESS. The Company acknowledges its awareness that Paribas Principal Inc. is a Federal licensee under the Small Business Investment Act of 1958, as amended."

      17. The Series F Purchase Agreement is amended to add the following new
Section 7.16, which section provides certain rights related to first refusal and preemptive rights to any Stockholder that is an SBIC:

              "7.16 SBIC RIGHTS RE FIRST REFUSAL AND PREEMPTIVE RIGHTS. In the event any SBIC has the right to purchase any securities pursuant to any right of first refusal under this Agreement ("Right of First Refusal Securities"), but is prohibited from exercising such right under the SBIA, or the regulations promulgated thereunder, such SBIC may assign such right to the Company and upon such assignment the Company shall, subject to any legal or contractual restrictions, purchase such Right of First Refusal Securities and promptly sell to such SBIC such Right of First Refusal Securities, or, if requested by such SBIC, and to the extent the parties to this Amendment have the power to so provide, other securities that do not have voting rights but are convertible into voting securities in circumstances determined by such SBIC and otherwise have the same terms as such Right of First Refusal Securities, for the purchase price upon which such Right of First Refusal Securities were purchased by the Company. In the event an SBIC has the right to purchase any voting securities pursuant to a preemptive right under this Agreement ("Preemptive Securities"), the Company shall, at such SBIC's request, and to the extent the parties to this Amendment have the power to so provide, offer to sell to such SBIC other securities that do not have voting rights but are convertible into voting securities in circumstances determined by such SBIC and otherwise have the same terms as such Preemptive Securities."

       18. The Series F Purchase Agreement is amended to add the following new Section 7.17, which section provides that any Stockholder subject to the provisions of Bank Holding Company Act or the Small Business Investment Company Act shall not be required to accept any securities which would cause such stockholder to be in violation of such statutes and the regulations promulgated thereunder:

              "7.17 REORGANIZATION EVENTS. Notwithstanding anything to the contrary, any Stockholder subject to the provisions of Bank Holding Company Act or the Small Business Investment Company Act, shall not be required to accept any securities which would cause such stockholder to be in violation of such statutes and the regulations promulgated thereunder."

       19. The Series F Purchase Agreement is amended to add the following new Section 7.18, which section provides that it will not, in certain circumstances, purchase, redeem, retire or otherwise acquire certain partnership interests:

              "7.18 REPURCHASE OF EQUITY INTERESTS. The Company covenants and agrees that it will not, without prior written notice to any Stockholder which is subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder), directly or indirectly, purchase, redeem, retire or otherwise acquire any equity interests if, as a result of such purchase, redemption, retirement or other acquisition, such Stockholder, together with its Affiliates, will own, or be deemed to own, Shares representing capital equal to 25% or more of the aggregate equity interests then outstanding (assuming the exercise of all Warrants then held by such Stockholder and its Affiliates)."

       20. Section 7.11 of the Series F Purchase Agreement is amended to change its number to 7.19 and to extend indefinitely the rights granted under Sections 7.1, 7.5, 7.11, 7.13, 7.14 and 7.18, so that said Section shall read in its entirety as follows:

              "7.19 TERMINATION OF CERTAIN COVENANTS. All rights granted to Stockholders under this Section 7, except the rights granted under Sections 7.1, 7.5, 7.11, 7.13, 7.14 and 7.18, shall terminate upon the consummation of an underwritten public offering of Common Stock of the Company pursuant to a registration statement filed with the Commission, (as defined in Section 8.1) under the Securities Act covering the offer and sale of Common Stock to the public in which (A) gross proceeds from such sale to the Company (before deduction of underwriting discounts and expenses of sale) are not less than $10,000,000 and (B) the sale price to the public per share is at least equal to 100% of the Series E Conversion Price (as defined in the Amended and Restated Certificate of the Company).

       21. Any reference to EXHIBIT F in the Series F Purchase Agreement shall mean (i) with respect to the First Closing, EXHIBIT F as attached to the Series F Purchase Agreement in connection with the First Closing and (ii) with respect to the Final

Closing, EXHIBIT F as attached to the Series F Purchase Agreement, as amended, in connection with the Final Closing.